UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23509

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Hamilton Lane Private Assets Fund
(Exact name of registrant as specified in charter)

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110 Washington Street, Suite 1300
Conshohocken, Pennsylvania 19428-2053
(Address of principal executive offices) (Zip code)

Andrew Schardt
Hamilton Lane Advisors, L.L.C.
110 Washington Street, Suite 1300
Conshohocken, Pennsylvania 19428-2053
(Name and address of agent for service)

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Registrant’s telephone number, including area code: (610) 617-5724

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.    REPORTS TO STOCKHOLDERS.

1.(a)     The Report to Shareholders is attached herewith.

Hamilton Lane Private Assets Fund

Consolidated Financial Statements

For the Year Ended March 31, 2024

Hamilton Lane Private Assets Fund
Table of Contents For the Year Ended March 31, 2024
Management’s Discussion of Fund Performance	2-3
Report of Independent Registered Public Accounting Firm	4
Fund Performance	5-6
Consolidated Schedule of Investments	7-19
Consolidated Statement of Assets and Liabilities	20
Consolidated Statement of Operations	21
Consolidated Statements of Changes in Net Assets	22-23
Consolidated Statement of Cash Flows	24
Consolidated Financial Highlights	25-30
Consolidated Notes to Financial Statements	31-45
Fund Information	46-50
Privacy Notice	51-52

Hamilton Lane Private Assets Fund
Management’s Discussion of Fund Performance

Hamilton Lane Advisors, L.L.C. (the “Adviser” or “Hamilton Lane”) built the Hamilton Lane Private Assets Fund (“PAF” or the “Fund”) with a goal towards long-term outperformance of the public markets with decreased observed volatility. This historical trend in private markets is generated through shareholder alignment on long-term strategic initiatives, informational and resource advantages, and reputable operators among leading general partners. The Fund today is composed of 112 investments into over 1,300 underlying companies. These investments are managed by 110 unique sponsors with proven value-creation strategies and are tactically weighted across geography and sector.

Performance of the Fund

For the fiscal year ended March 31, 2024, the Fund Class I (XHLIX) returns were 12.68%, Class R (XHLRX) were 11.89%, and Class D (XHLCX) were 12.32%. We believe PAF has continued to see strong performance across investment types, with positive returns in direct equity, secondaries, and direct credit.

The Fund continued to focus on the secondary market as dislocations have created attractive buying opportunities. The Fund remained equity-focused and has maintained 85-90% of its overall exposure to equity-oriented strategies. Geographically, the Fund is tactically overweight to North America at approximately 79% of net asset value given our view that there is a more positive economic outlook in the U.S. than in some global markets, however our investment teams have been seeing more opportunities coming from Western Europe in late 2023 and into 2024. The Fund is also overweight buyout, with 72% of PAF allocated in buyouts. We view this part of the market as steadier and more attractive in the current pricing environment than what we are currently seeing in other areas.

Themes in the Portfolio

In our view, PAF’s performance has been driven predominantly by underlying company growth and portfolio construction. Our philosophy of investing alongside market leaders with the best managers has provided stability through uncertain economic environments, particularly when focusing on recession-resilient sectors with more inelastic demand curves. During the course of 2023, strategic tilts into industries such as industrials, healthcare, and tech, as well as investments with a buyout strategy, have served the Fund well and have been supportive of performance.

One of the prevailing themes for the Fund for 2023 was secondaries. In 2023, secondaries drove performance in the PAF portfolio by leaning into funds with defensible characteristics such as attractive valuations, conservative leverage, and near-term liquidity. Structured transactions and informational advantages continued to be a theme in 2023, providing attractive, risk-adjusted exposures. Within the secondary portion of the portfolio, we targeted high-quality, middle market portfolios for LP-led deals. On the GP-led side, we selectively pursued GP-led, multi-asset and single asset secondaries where the general partner had attractive valuations or was looking to work specifically with Hamilton Lane. This multi-faceted strategy has resulted in a diversified secondary portfolio that has been the primary contributor to performance during the year. While the secondary portfolio has grown into a diversified basket of high-quality private assets that support overall Fund performance, it has also become a source of realizations of investments as PAF begins to mature. In its fourth year of investing, PAF has seen a number of realizations from all investment types that have helped to support positive performance. While the secondary portion of the portfolio has been a primary driver of overall returns, the health of the equity portfolio has played an important role, with strong growth in EBITDA4 and revenue of the underlying companies.

Hamilton Lane saw record deal flow in 2023, particularly in the direct equity space. We find that General Partners were looking to execute investments with fewer traditional capital sources available to them. This has led to a favorable supply market for co-investors such as ourselves. Our approach remains consistent: invest into sectors that are resilient, alongside general partners with expertise to invest through cycles, and into businesses that are stable market-leaders with high quality assets. We are excited about the opportunity this presents for the direct equity portion of our portfolio should these market dynamics continue throughout 2024.

1   Class I and R shares were offered as of January 4, 2021. The share class performance for periods prior to January 4, 2021 reflects the performance of the Evergreen Private Fund L.P. (“EPF”) with an inception date of September 1, 2020. Class D shares were offered on August 1, 2021. EPF was reorganized into the Fund on December 31, 2020. The Fund is under common management of the EPF. Performance for each investor will vary from overall Fund performance depending on fee structure and timing of investment.

2   S&P 500 Index — The Standard and Poor’s 500, or simply the S&P 500, is a stock market index tracking the performance of 500 large companies listed on stock exchanges in the United States.

3   MSCI World Index — The MSCI World Index tracks large and mid-cap equity performance in developed market countries.

4   EBITDA — Earnings before interest, taxes, depreciation and amortization.

Hamilton Lane Private Assets Fund
Management’s Discussion of Fund Performance (Continued)

As the Fund grows, our strategy continues to be: finding compelling opportunities to deploy capital into a diversified portfolio of investments, in line with our strategic tilts. Strong subscription growth and performance, record deal flow, and deployment into attractive new investments all combine to position PAF as a leader in the evergreen fund market.

Past performance is not indicative of future results. Current performance may be lower or higher than the figures shown. Principal value and investment returns will fluctuate, and investors’ shares, when redeemed, may be worth more or less than the original cost.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. For a prospectus that contains this and other information about the Fund, call 1 (888) 882-8212 or visit our website at www.hamiltonlane.com/paf. Please read the prospectus carefully before investing.

The Fund operates as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund has no history of public trading and it is not anticipated that a secondary market for the Fund’s shares will develop. Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted.

The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time intends to offer to repurchase Shares pursuant to written tenders by the Shareholders. The Adviser anticipates recommending to the Board of Trustees (the “Board”) that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly. Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased.

An investment in the Fund is generally subject to market risk, including the loss of the entire principal amount invested. Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

Some of the principal risks of the Fund include, limited liquidity, restricted and illiquid investments, non-diversification, and valuations subject to adjustments. The Fund may engage in the use of leverage, hedging, and other speculative investment practices that may accelerate losses.

Although the Fund is allocated across sectors and asset classes, it is a non-diversified fund and subject to risks associated with concentrated investments in a specific industry or sector and therefore may be subject to greater volatility than a more diversified investment.

The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

Certain investments in the Fund are illiquid making it difficult to sell these securities and possibly requiring the Fund to sell at an unfavorable time or price. The value of certain Fund investments, in particular non-traded investment vehicles, will be difficult to determine and the valuations provided will likely vary from the amounts the Fund would receive upon sale or disposition of its investments.

Hamilton Lane Advisors LLC is the Adviser to the Hamilton Lane Private Assets Fund. UMB Distribution Services, LLC and Hamilton Lane are not affiliated.

Hamilton Lane Private Assets Fund is distributed by UMB Distribution Services, LLC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Hamilton Lane Private Assets Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Hamilton Lane Private Assets Fund (the “Fund”) as of March 31, 2024, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the years ended March 31, 2024, 2023, 2022, and for the period January 4, 2021 (commencement of operations) through March 31, 2021, and the related consolidated notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended March 31, 2024, 2023, 2022, and for the period January 4, 2021 (commencement of operations) through March 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and private investment counterparties; when replies were not received from private investment counterparties, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 30, 2024

Hamilton Lane Private Assets Fund
Fund Performance March 31, 2024 (Unaudited)

Performance of a $1,000,000 Investment

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with similar investments in the MSCI World Index and the S&P 500 Index. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses, fees, or sales charges, which would lower performance.

The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy and assumes any dividends are reinvested back into the index. The indices are unmanaged and are not available for investment.

Average Annual Total Returns as of March 31, 2024
	1 Year	Since Inception*
Hamilton Lane Private Assets Fund – Class I	12.68%	16.46%
Hamilton Lane Private Assets Fund – Class R	11.89%	15.61%
Hamilton Lane Private Assets Fund – Class D	12.32%	15.42%
MSCI World Index	25.11%	9.52%
S&P 500 Index	29.88%	12.64%

*  Commencement of operations for the Hamilton Lane Private Assets Fund Classes I and R was January 4, 2021 following the reorganization of Hamilton Lane Evergreen Private Fund LP with and into the Fund, which was effective as of close of business on December 31, 2020. Hamilton Lane Private Assets Fund Class D commenced operations on August 1, 2021. See Note 1 in the accompanying notes to the consolidated financial statements.

Hamilton Lane Private Assets Fund
Fund Performance March 31, 2024 (Unaudited) (Continued)

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling (888) 882-8212.

Hamilton Lane Advisors, L.L.C. (the “Adviser”) has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Management Fee and the Incentive Fee) do not exceed 0.75% of the average daily net assets of Class I Shares (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement also provides that, after the commencement of operations until the first anniversary of the commencement of operations, the Adviser agrees to waive fees payable to it by the Fund on assets held in cash or cash equivalents less the total amount of capital committed by the Fund and not yet drawn for investment. The Expense Limitation Agreement had an initial term ending one-year from the Commencement of Operations (January 4, 2021), and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2024
Investments — 115.2%†	Interest rate	Maturity Date	Investment Type	Acquistion Date	Fair Value
Direct Investments — 33.37%^
Direct Credit — 7.65%
North America — 5.72%
Consumer Discretionary — 0.19%
Lash OpCo, LLC.[1,2] (Principal amount $3,476,243)	SOFR + 2.65% + 4.35% PIK (1% Floor)[3]	3/18/2026	Senior Debt	12/29/2021	$3,415,917	#
Containers and Packaging — 0.33%
Arctic Holdco, LLC.[1,2] (Principal amount $5,945,111)	Cash 6.00% + 3M CME Term SOFR (1% Floor)[3]	12/23/2026	Senior Debt	5/7/2021	5,804,806	#
Diversified Financials — 0.86%
AMLRS Holdings, Inc.[1,4] (Principal amount $4,646,086)	3M SOFR + 6.25% (1% Floor)[3]	9/21/2026	Senior Debt	9/21/2020	4,619,143	#
BDO USA P.C.[1,5] (Principal amount $6,862,574)	SOFR + 6.00% (2% floor)[3]	8/31/2028	Term Loan	10/2/2023	6,739,246	#
Cerity Partners Equity Holding, LLC.[1,2,4] (Principal amount $3,970,007)	Cash 6.75% + SOFR[3]	7/28/2029	First Lien, Senior Secured	3/3/2023	3,915,220	#
Total Diversified Financials					15,273,609
Food Products — 0.24%
Woof Holdings, Inc.[1,5] (Principal amount $4,962,500)	Cash 3.75% + SOFR[3]	12/21/2027	First Lien Term Loan	7/5/2023	4,189,343	#

Health Care — 0.63%
Teal Acquisition Co., Inc.[1] (Principal amount $154,991)	3M SOFR + 6.25% (1% Floor)[3]	9/22/2026	Senior Debt	9/21/2020	153,300	#
TNAA Holdco, LLC.[1,2,4] (Principal amount $5,716,235)	Cash 6.50% + SOFR (1% Floor)[3]	12/16/2026	Senior Debt	12/16/2021	5,545,643	#
United Digestive MSO Parent, LLC.[1,2,4] (Principal amount $5,561,820)	Cash 6.75% + SOFR (1.00% Floor)[3]	3/30/2029	First Lien, Senior Secured	3/30/2023	5,471,010	#
Total Health Care					11,169,953

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2024 (Continued)
Investments — 115.2%†	Interest rate	Maturity Date	Investment Type	Acquistion Date	Fair Value
Direct Investments (Continued)
Direct Credit (Continued)
North America (Continued)
Industrials — 1.27%
Amentum Government Services Holding LLC.[1,2] (Principal amount $5,000,000)	Cash 7.50% + 3M CME Term SOFR (0.75% Floor)[3]	2/15/2030	Senior Debt	3/7/2022	$5,046,000	#
Apex Service Partners LLC.[1,4,5] (Principal amount $7,431,904)	SOFR + 5.00% + 2.00%PIK (1.00% Floor)[3]	10/24/2030	Term Loan	11/7/2023	8,116,726	#
Gannett Fleming, Inc.[1,2,4] (Principal amount $2,962,500)	Cash 6.50% + SOFR (1.00% Floor)[3]	12/20/2028	Unitranche Term Loan	12/19/2022	2,964,574	#
PT Intermediate Holdings III, LLC.[1,2,4] (Principal amount $6,500,899)	Cash 6.5% + SOFR (0.75% Floor)[3]	11/1/2028	First Lien, Senior Secured	3/7/2023	6,500,899	#
Total Industrials					22,628,199
Information Technology — 0.65%
Everberg CIS Holdings, LLC.[1,2,4] (Principal amount $488,545)	SOFR + 8.20% (1% Floor)[3]	4/14/2026	Senior Secured	4/5/2021	492,927	#
Everberg SC Holdings III, LLC.[1,2,4] (Principal amount $691,690)	SOFR + 8.77% (1% Floor)[3]	4/14/2026	Incremental Term Loan	7/6/2022	646,905	#
Everberg SC Holdings IV, LLC.[1,2] (Principal amount $222,264)	SOFR + 12.00% PIK (1.5% Floor)[3]	N/A	Preferred Equity	7/6/2022	317,512	#
GI Consilio Parent, LLC.[1,2] (Principal amount $4,500,000)	SOFR + 7.50% (0.50% Floor)[3]	5/14/2029	Senior Debt	5/20/2021	4,500,000	#
Madison Logic Holdings, Inc.[1,2,4] (Principal amount $3,712,500)	Cash 7.00% + 3M CME Term SOFR (1% Floor)[3]	12/30/2028	Initial Term Loan, Senior Debt	2/22/2023	3,686,141	#
Redstone Holdco 2, L.P.[1,2] (Principal amount $3,000,000)	SOFR + 7.75%[3]	4/27/2029	Senior Debt	5/20/2021	1,882,200	#
Total Information Technology					11,525,685

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2024 (Continued)
Investments — 115.2%†	Interest rate	Maturity Date	Investment Type	Acquistion Date	Fair Value
Direct Investments (Continued)
Direct Credit (Continued)
North America (Continued)
Professional Services — 0.47%
ManTech International Corporation[1,4,5] (Principal amount $8,394,531)	Cash 5.75% + SOFR[3]	9/14/2029	Initial Term Loan and Delay Draw term Loan	8/10/2023	$8,315,726	#
Software and Services — 0.21%
Career Step, LLC.[1] (2,673,454 shares)	3M SOFR + 9.75% (1% Floor)[3]	N/A	Preferred Equity	11/17/2020	2,556,403	#
Packers Software Intermediate Holdings, Inc.[1,4] (Principal amount $1,302,222)	3M SOFR + 7.75%[3]	11/12/2028	Second lien term loan	11/12/2020	1,182,287	#
Total Software and services					3,738,690
Veterinary Services — 0.87%
PetVet Care Centers, LLC.1.4,5 (3000 Series A Preferred shares, Principal amount $12,813,386)	SOFR + 6.00%[3]	11/15/2030	Initial Term Loan	11/15/2023	15,509,134	#
Total North America					101,571,062
Western Europe — 1.93%
Consumer Goods — 0.54%
EG Group Limited[1,5] (Principal amount $9,925,125)	11.24%	2/7/2028	Additional Term Facility	1/18/2024	9,570,937	#
Financial Services — 0.88%
AIOF II Galway Co-Invest, L.P.*[1,4,5]		N/A	Limited Partnership Interest	9/29/2023	15,669,894	#
Software Solutions — 0.51%
Finastra USA, Inc.[1,4,5] (Principal amount $9,060,150)	Cash 7.25% + SOFR[3]	9/13/2029	Term Loan	9/13/2023	8,971,361	#
Total Western Europe					34,212,192
Total Direct Credit (Cost $135,869,152)					135,783,254

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2024 (Continued)
Investments — 115.2%†	Investment Type	Acquistion Date	Fair Value
Direct Investments (Continued)
Direct Equity — 25.72%
Asia — 0.76%
Health Care — 0.76%
Celestial Key Group, Ltd.*[1,2,6] (500 Class A shares)	Limited Partnership Interest	11/26/2021	$—
Indigo, L.P.*[1,2,6]	Limited Partnership Interest	6/18/2021	13,543,561	#
Total Health Care			13,543,561
Total Asia			13,543,561
North America — 18.77%
Construction — 0.94%
GridSource Holcings, LLC.*[1,6,11] (1000 Units)	Preferred Units	6/8/2023	16,640,887	#
Consumer Discretionary — 2.05%
CL DAL Opportunities Feeder, L.P.*[1,6]	Limited Partnership Interest	9/9/2020	857,553
LUV Car Wash Holdings LLC.*[1,2,6]	Limited Partnership Interest	3/2/2022	15,769,237	#
MiddleGround Checker Co-Invest Partners L.P.*[1,2,4,6]	Limited Partnership Interest	1/31/2022	8,910,855	#
RC V RW Investor-B, LLC*[1,6]	Limited Partnership Interest	10/23/2020	10,914,989	#
Total Consumer Discretionary			36,452,634
Distribution Services — 0.9%
V-Co-Invest II, L.P.*[1,6,11]	Limited Partnership Interest	6/30/2023	16,044,906	#
Diversified Financials — 1.82%
AMLRS Equity Investors, L.P.*[1,6]	Limited Partnership Interest	9/21/2020	2,180,797	#
LEP PCS Co-Invest, L.P.*[1,4,5,6]	Limited Partnership Interest	11/20/2023	30,112,854	#
Total Diversified Financials			32,293,651

Financial Servies — 1.13%
TSOII ProjectSun InvestmentAggregator, L.P.*[1,5,6]	Limited Partnership Interest	12/29/2023	20,008,712	#
Health Care — 1.37%
CCBlue Limited Partnership*[1,2,6,7]	Limited Partnership Interest	5/24/2022	2,511,536	#
Holiday Co-Investment Blocker, LLC.*[1,2,4,6]	Limited Partnership Interest	2/7/2023	6,897,261
NEA BH SPV II, L.P.*[1,6]	Limited Partnership Interest	9/2/2020	59,690
Sylvester 2023, L.P.*[1,5,6]	Limited Partnership Interest	12/18/2023	10,000,000	#
Teal Parent Holdings, L.P.*[1,6]	Limited Partnership Interest	9/21/2020	8,880	#
TVG-Hero Holdings II, L.P.*[1,4,6]	Limited Partnership Interest	10/23/2020	4,833,999	#
Total Health Care			24,311,366

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2024 (Continued)
Investments — 115.2%†	Investment Type	Acquistion Date	Fair Value
Direct Investments (Continued)
Direct Equity (Continued)
North America (Continued)
Industrial Services — 4.51%
Bad Boy Mowers JV Investments, L.P.*[1,5,6] (300,000 Class A-1 Units)	Limited Partnership Interest	11/10/2023	$30,000,000	#
Einstein 2021, L.P.*[1,2,6]	Limited Partnership Interest	11/18/2021	16,262,920	#
KAWP Holdings, L.P.*[1,6]	Limited Partnership Interest	12/18/2020	22,081,040	#
Oscar Holdings, L.P.*[1,2,4,6]	Limited Partnership Interest	4/27/2022	11,697,688	#
Total Industrial Services			80,041,648
Information Technology — 2.99%
Beantown IVP Co-Invest II, L.P.*[1,2,6]	Preferred Equity	3/8/2023	4,971,085	#
Cinven Arrow, L.P.*[1,5,6,7]	Limited Partnership Interest	6/21/2023	17,064,988	#
Fetch Rewards, Inc.*[1,2,6] (1,066,460 Series E Preferred shares)	Preferred Equity	3/23/2022	6,846,362	#
Follett Acquisition, L.P.*[1,2,6]	Limited Partnership Interest	1/12/2022	8,298,608	#
Ignite Resonate Co-Investors, LLC.*[1,2,6]	Limited Partnership Interest	7/27/2022	8,240,032	#
T-VIII Skopima Co-Invest, L.P.*[1,2,4,6]	Limited Partnership Interest	5/7/2021	983,464	#
Thrive Capital Partners VIII Growth-B, LLC.*[1,2,6]	Preferred Equity	3/17/2023	6,620,216	#
Total Information Technology			53,024,755
Semiconductors and Equipment — 0.69%
THL Fund Investors (Altar), L.P.*[1,2,4,6]	Limited Partnership Interest	1/27/2022	12,173,777	#
Software and Services — 1.48%
Project Brewer*[1,6] (843.579 Series A shares, 11.00%)	Preferred Equity	11/12/2020	823,276	#
Project Rock Co-Invest Fund, L.P.*[1,5,6]	Limited Partnership Interest	11/9/2023	25,457,834	#
Total Software and Services			26,281,110
Transportation — 0.9%
EDR Co-Invest Aggregator, L.P.[1,4,5,6]	Limited Partnership Interest	2/12/2024	16,000,000	#
Total North America			333,273,446
United Kingdom — 2.68%
Health Care — 0.48%
Panacea Co-Investment, L.P.*[1,6,7]	Limited Partnership Interest	12/21/2020	8,580,211	#
Insurance — 0.67%
Chance Co-Investment, L.P.*[1,6,7]	Limited Partnership Interest	12/21/2020	11,948,281	#
Software and Services — 0.82%
Bowmark Investment Partnership – J, L.P.*[1,6,7]	Limited Partnership Interest	10/15/2020	3,835,354	#
TPG Vardos CI, L.P.*[1,4,6]	Limited Partnership Interest	9/9/2020	10,647,581	#
Total Software and Services			14,482,935

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2024 (Continued)
Investments — 115.2%†	Investment Type	Acquistion Date	Fair Value
Direct Investments (Continued)
Direct Equity (Continued)
United Kingdom (Continued)
Technology Services — 0.71%
Cloud Co-Investment, L.P.*[1,4,5,6,7]	Limited Partnership Interest	12/22/2023	$12,624,111	#
Total United Kingdom			47,635,538
Western Europe — 3.51%
Construction — 1.32%
GTCR (C) Investors, L.P.*[1,4,5,6]	Limited Partnership Interest	9/13/2023	23,415,631	#
Diversified Financials — 0.72%
Enak Aggregator, L.P.*[1,2,6,7]	Limited Partnership Interest	1/18/2022	12,714,441	#
Industrials — 0.98%
FSN Capital Unique Co-Investment, L.P.*[1,2,6,7]	Limited Partnership Interest	3/9/2022	17,333,045	#
Information Technology — 0.49%
Sakura Co-Invest Holdings, L.P.*[1,2,4,6,7]	Limited Partnership Interest	5/24/2023	8,777,608	#
Total Western Europe			62,240,725
Total Direct Equity (Cost $387,386,366)			456,693,270
Secondary Investments — 47.09%^
Secondary Direct Equity — 3.13%
North America — 3.13%
Distribution Services — 1.88%
MiddleGround Carbon CV, L.P.*[1,5,6]	Limited Partnership Interest	11/15/2023	33,319,562
Growth Equity — 0.22%
Madison Bay – HL, L.P.*[1,2,5,6]	Limited Partnership Interest	9/4/2020	3,994,107
Professional Services — 1.03%
Hockey Parent Holdings, L.P.*1,5,6 (175,000.65 units)	Class A Units	9/14/2023	18,313,690	#
Total North America			55,627,359
Total Secondary Direct Equity (Cost $45,928,747)			55,627,359
Secondary Funds — 43.96%
Africa — 0.02%
Diversified Financials — 0.02%
Helios Investors II, L.P.*[1,4,5,6]	Limited Partnership Interest	9/29/2023	412,268
Asia — 1.12%
Agriculture — 0.01%
KKR China Growth Fund, L.P.*[1,4,5,6]	Limited Partnership Interest	9/29/2023	160,993
Computer Software and Services — 0.0%
Baring Asia Private Equity Fund IV, L.P.*[1,5,6]	Limited Partnership Interest	9/29/2023	11,107

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2024 (Continued)
Investments — 115.2%†	Investment Type	Acquistion Date	Fair Value
Secondary Investments (Continued)
Secondary Funds (Continued)
Asia (Continued)
Consumer Discretionary — 0.12%
L Catterton Asia 3 Continuation Fund Sing, L.P.*[1,2,4,6]	Limited Partnership Interest	6/23/2022	$2,048,407
Diversifed Financials — 0.15%
AIF Capital Asia IV, L.P.*[1,5,6]	Limited Partnership Interest	9/29/2023	948,606
CDH Venture Partners II, L.P.*[1,4,5,6]	Limited Partnership Interest	9/29/2023	107,873
CDH Fund IV, L.P.*[1,4,5,6]	Limited Partnership Interest	9/29/2023	346,811
Navis Asia Fund V, L.P.*[1,5,6]	Limited Partnership Interest	9/29/2023	738,288
Quadrant Private Equity No. 3, L.P.*[1,5,6,7]	Limited Partnership Interest	11/30/2023	302,491
TRG Growth Partnership II, L.P.*[1,4,5,6]	Limited Partnership Interest	9/29/2023	187,388
Total Diversified Financials			2,631,457
Education — 0.0%
Navis Asia Fund VI, L.P.*[1,4,5,6]	Limited Partnership Interest	9/29/2023	63,990
Financial Services — 0.18%
Capital Today China Growth Fund, L.P.*[1,5,6]	Limited Partnership Interest	9/29/2023	1,829,551
Dahlia (Mauritius) Limited*[1,4,5,6]	Limited Partnership Interest	9/29/2023	884,927
Indium IV (Mauritius) Holdings Limited*[1,4,5,6]	Limited Partnership Interest	9/29/2023	39,661
Primavera Capital (Cayman) Fund I, L.P.*[1,4,5,6]	Limited Partnership Interest	9/29/2023	332,770
TPG Asia V, L.P.*[1,4,5,6]	Limited Partnership Interest	9/29/2023	192,805
Total Financial Services			3,279,714
Health Care — 0.55%
LC Healthcare Continued Fund I, L.P.*[1,2,4,6]	Limited Partnership Interest	5/12/2021	9,728,220
Industrial Manufacturing — 0.04%
Asia Opportunity Fund III, L.P.*[1,4,5,6]	Limited Partnership Interest	9/29/2023	727,168
Materials — 0.0%
Indium III (Mauritius) Holdings Limited*[1,4,5,6]	Limited Partnership Interest	9/29/2023	14,699
Real Estate — 0.03%
Baring Asia Private Equity Fund V, L.P.*[1,4,5,6]	Limited Partnership Interest	9/29/2023	526,278
Technology — 0.04%
IDG-Accel China Capital, L.P.*[1,4,5,6]	Limited Partnership Interest	9/29/2023	763,684
Total Asia			19,955,717
Caribbean — 0.01%
Diversified Financials — 0.01%
Wind Point Partners IX-B, L.P.*[1,4,5,6]	Limited Partnership Interest	12/29/2023	118,828
Total Caribbean			118,828

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2024 (Continued)
Investments — 115.2%†	Investment Type	Acquistion Date	Fair Value
Secondary Investments (Continued)
Secondary Funds (Continued)
Middle East — 0.94%
Software and Services — 0.45%
Awz Pentera III, LLC*[1,2,6] (15 shares)	Common Stock	12/21/2022	$8,046,709
Venture Capital — 0.49%
Pitango Continuation Fund 2021, L.P.*[1,2,4,6]	Limited Partnership Interest	11/9/2021	8,662,390
Total Middle East			16,709,099
North America — 39.98%
Corporate Finance/Buyout — 6.71%
ACON Strategic Partners II-B, L.P.*[1,2,4,6]	Limited Partnership Interest	8/2/2022	22,092,735
Audax Private Equity Fund IV CF, L.P.*[1,4,6]	Limited Partnership Interest	12/23/2020	5,134,593
CLP Select Opportunities, L.P.*[1,4,6]	Limited Partnership Interest	12/10/2020	14,598,762
JZHL Secondary Fund, L.P.*[1,4,6,8]	Limited Partnership Interest	12/4/2020	2,428,211
Kelso Investment Associates IX, L.P.*[1,4,6,9]	Limited Partnership Interest	9/30/2022	29,664,062
KPS Special Situations Fund IV, L.P.*[1,4,6]	Limited Partnership Interest	9/30/2020	1,442,763
Roark Capital Partners CF L.P.*[1,2,4,6]	Limited Partnership Interest	8/26/2022	9,018,225
TorQuest Partners Fund US IV L.P.*[1,2,4,6,7]	Limited Partnership Interest	9/30/2022	10,773,526
Trilantic Capital Partners VI Parallel II (North America), L.P.*[1,2,4,6]	Limited Partnership Interest	12/31/2021	7,301,165
Webster Equity Partners Pinnacle, L.P.*[1,2,6]	Limited Partnership Interest	11/18/2021	15,514,300
Wind Point Partners VIII-B, L.P.*[1,6]	Limited Partnership Interest	3/31/2021	1,195,413
Total Corporate Finance/Buyout			119,163,755
Distribution Services — 0.78%
WCM Continuation Fund, L.P.*[1,4,5,6]	Limited Partnership Interest	12/24/2023	13,909,342
Diversified Financials — 23.21%
Advent International GPE IX-D SCSp*[1,4,5,6]	Limited Partnership Interest	3/29/2024	9,761,324
Advent International GPE VIII-C, L.P.*[1,2,6]	Limited Partnership Interest	6/30/2023	23,364,230
Advent International GPE VIII-H, L.P.*[1,4,5,6]	Limited Partnership Interest	3/29/2024	3,143,900
Advent International GPE X-D SCSp*[1,4,5,6]	Limited Partnership Interest	3/29/2024	1,448,629
AEA Mezzanine Fund III, L.P.*[1,4,6,9]	Limited Partnership Interest	7/3/2023	111,107
AEA Mezzanine Fund IV, L.P.*[1,4,6,9]	Limited Partnership Interest	7/3/2023	4,104,920
Apollo Overseas Partners IX, L.P.*[1,4,5,6]	Limited Partnership Interest	3/29/2024	2,644,712
Arrowhead Capital Fund III, L.P.*[1,4,6,9]	Limited Partnership Interest	6/30/2023	4,598,312
Bain Capital Fund XII, L.P.*[1,4,5,6]	Limited Partnership Interest	3/29/2024	6,038,779
Bain Capital Fund (Lux) XIII SCSp*[1,4,5,6]	Limited Partnership Interest	3/29/2024	2,579,761
Blackstone Tactical Opportunites Fund II, L.P.*[1,4,5,6]	Limited Partnership Interest	9/29/2023	4,276,787
Blackstone Tactical Opportunites Fund III, L.P.*[1,4,5,6]	Limited Partnership Interest	9/29/2023	23,084,870
Centerbridge Capital Partners III-A, L.P.*[1,2,4,6]	Limited Partnership Interest	3/30/2023	1,904,632
See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2024 (Continued)
Investments — 115.2%†	Investment Type	Acquistion Date	Fair Value
Secondary Investments (Continued)
Secondary Funds (Continued)
North America (Continued)
Diversified Financials (Continued)
Clayton Dubilier & Rice Fund X, L.P.*[1,4,5,6]	Limited Partnership Interest	3/29/2024	$2,212,104
Clayton Dubilier & Rice Fund XI, L.P.*[1,4,5,6]	Limited Partnership Interest	3/29/2024	3,548,490
Court Square Capital Partners Fund III, L.P.*[1,4,5,6]	Limited Partnership Interest	2/7/2024	24,564,854
Court Square Capital Partners Fund V, L.P.*[1,4,6]	Limited Partnership Interest	2/29/2024	—
Gasherbrum Fund I, L.P.*[1,5,6]	Limited Partnership Interest	11/27/2023	46,124,479
Genstar Capital Partners IX, L.P.*[1,4,5,6]	Limited Partnership Interest	3/28/2024	2,255,470
Genstar Capital Partners X, L.P.*[1,4,5,6]	Limited Partnership Interest	3/28/2024	2,238,114
GI Partners Fund VI, L.P.*[1,4,6,9]	Limited Partnership Interest	3/28/2024	32,541,843
GoldPoint Mezzanine Partners IV, L.P.*[1,4,6,9]	Limited Partnership Interest	6/30/2023	5,148,994
ICG North American Private Debt Fund II, L.P.*[1,4,6,9]	Limited Partnership Interest	7/13/2023	3,208,854
MDCP Insurance SPV, L.P.*[1,2,4,6]	Limited Partnership Interest	6/28/2023	16,811,158
New Mountain Partners VI, L.P.*[1,4,5,6]	Limited Partnership Interest	3/29/2024	3,018,966
Paddington Partners 3, L.P.*[1,4,5,6]	Limited Partnership Interest	12/21/2023	34,525,932
Platinum Equity Capital Partners IV, L.P.*[1,4,5,6]	Limited Partnership Interest	3/29/2024	4,710,919
Platinum Equity Capital Partners V, L.P.*[1,4,5,6]	Limited Partnership Interest	3/29/2024	5,824,909
Silver Lake Partners V, L.P.*[1,4,5,6]	Limited Partnership Interest	3/29/2024	6,333,175
Silver Lake Partners VI, L.P.*[1,4,5,6]	Limited Partnership Interest	3/29/2024	6,507,915
TA XII, L.P.*[1,4,5,6]	Limited Partnership Interest	3/28/2024	3,782,968
TA XII-B, L.P.*[1,2,4,6]	Limited Partnership Interest	3/30/2023	3,219,830
TA XIII, L.P.*[1,4,5,6]	Limited Partnership Interest	3/28/2024	3,367,322
TA XIII-B, L.P.*[1,2,4,6]	Limited Partnership Interest	3/30/2023	1,591,019
TA XIV, L.P.*[1,4,5,6]	Limited Partnership Interest	3/28/2024	1,311,189
The Resolute Fund IV, L.P.*[1,4,5,6]	Limited Partnership Interest	12/28/2023	54,535,164
The Resolute II Continuation Fund, L.P.*[1,2,4,6]	Limited Partnership Interest	8/20/2021	7,956,449
Thoma Bravo Discover Fund III-A, L.P.*[1,4,5,6]	Limited Partnership Interest	3/29/2024	1,237,351
Thoma Bravo Fund XIV-A, L.P.*[1,4,5,6]	Limited Partnership Interest	3/29/2024	2,104,628
Warburg Pincus Global Growth-B, L.P.*[1,4,5,6]	Limited Partnership Interest	3/28/2024	3,980,893
Warburg Pincus Private Equity XII-B, L.P.*[1,5,6]	Limited Partnership Interest	3/28/2024	2,582,513
Wind Point Partners IX-A, L.P.*[1,4,6,11]	Limited Partnership Interest	12/29/2023	26,679,295
Wind Point Partners VIII-A, L.P.*[1,6,9]	Limited Partnership Interest	12/29/2023	13,090,534
Wind Point Partners X-B, L.P.*[1,4,6,11]	Limited Partnership Interest	1/23/2024	—
Total Diversified Financials			412,077,294
Financial Services — 1.38%
SCP Harbor, L.P.*[1,4,5,6]	Preferred Equity	10/13/2023	24,474,457

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2024 (Continued)
Investments — 115.2%†	Investment Type	Acquistion Date	Fair Value
Secondary Investments (Continued)
Secondary Funds (Continued)
North America (Continued)
Growth Equity — 2.42%
10K Lakes Fund II, L.P.*[1,2,4,6]	Limited Partnership Interest	10/27/2021	$1,210,592
Everstone Capital Partners III, L.P.*[1,4,6]	Limited Partnership Interest	10/15/2020	7,133,718
L Catterton Growth IV L.P.*[1,2,4,6]	Limited Partnership Interest	3/31/2021	7,067,793
Motive IC SAS-A, L.P.*[1,2,6]	Limited Partnership Interest	6/28/2021	4,807,208
NewView Capital Special Opportunities Fund I, L.P.*[1,4,6]	Limited Partnership Interest	10/23/2020	22,721,624
Total Growth Equity			42,940,935
Healthcare & Business Services — 1.94%
Eversecure PTE. LTD.*[1,2,6] (5,000,000 Series A Preference shares)	Limited Partnership Interest	5/4/2022	5,497,282
NewView Capital Special Opportunities Fund III, L.P.*[1,4,5,6]	Limited Partnership Interest	12/13/2023	23,518,999
TDP Western Veterinary Co-Invest Fund A L.P.*[1,2,6]	Preferred Equity	3/15/2023	5,383,787
Total Healthcare & Business Services			34,400,068
Information Technology — 0.39%
ZMC II Extended Value Fund, L.P.*[1,2,4,6]	Limited Partnership Interest	8/19/2021	6,972,655
Manufacturing — 1.5%
VSC EV3 (Parallel), L.P.*[1,4,5,6]	Limited Partnership Interest	12/19/2023	26,582,504
Technology — 1.65%
Insight Venture Partners Coinvestment Fund III, L.P.*[1,4,5,6]	Limited Partnership Interest	9/29/2023	31,979
Insight Venture Partners Coinvestment Fund (Delaware) III L.P.*[1,4,5,6]	Limited Partnership Interest	9/29/2023	1,526,600
Insight Venture Partners Growth-Buyout Coinvestment Fund L.P.*[1,4,6,11]	Limited Partnership Interest	9/29/2023	336,538
Insight Venture Partners Growth-Buyout Coinvestment Fund (Cayman), L.P.*[1,4,5,6]	Limited Partnership Interest	9/29/2023	5,104,432
Insight Venture Partners VIII (Co-Investors), L.P.*[1,4,6,11]	Limited Partnership Interest	9/29/2023	651,776
Insight Venture Partners IX L.P.*[1,4,6,11]	Limited Partnership Interest	9/29/2023	276,283
Insight Venture Partners (Cayman) VIII, L.P.*[1,4,5,6]	Limited Partnership Interest	9/29/2023	8,354,222
Insight Venture Partners (Cayman) IX, L.P.*[1,4,5,6]	Limited Partnership Interest	9/29/2023	13,075,481
Total Technology			29,357,311
Total North America			709,878,321

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2024 (Continued)
Investments — 115.2%†	Investment Type	Acquistion Date	Fair Value
Secondary Investments (Continued)
Secondary Funds (Continued)
South America — 0.08%
Diversified Financials — 0.08%
Advent Latin American Private Equity Fund IV-E L.P.*[1,5,6]	Limited Partnership Interest	9/29/2023	$175,210
Advent Latin American Private Equity Fund V L.P.*[1,4,5,6]	Limited Partnership Interest	9/29/2023	366,475
Southern Cross Latin America Extension Fund IV L.P.*[1,4,5,6]	Limited Partnership Interest	9/29/2023	300,045
Victoria South American Partners II L.P.*[1,4,5,6]	Limited Partnership Interest	9/29/2023	502,205
Total Diversified Financials			1,343,935
Total South America			1,343,935
Western Europe — 1.81%
Corporate Finance/Buyout — 0.43%
Waterland Strategic Opportunities Fund I, C.V.*[1,2,4,6,7]	Limited Partnership Interest	4/22/2021	7,717,156
Diversified Financials — 1.02%
CVC Capital Partners VI (A) L.P.*[1,2,4,6,7]	Limited Partnership Interest	3/30/2023	2,033,697
CVC Capital Partners VII (A) L.P.*[1,2,4,6,7]	Limited Partnership Interest	3/30/2023	5,182,986
CVC Capital Partners VIII (A) L.P.*[1,2,4,6,7]	Limited Partnership Interest	3/30/2023	1,875,285
CVC European Equity Partners V (A) L.P.*[1,2,4,6,7]	Limited Partnership Interest	3/30/2023	19,269
CVC European Equity Partners V (B) L.P.*[1,2,4,6,7]	Limited Partnership Interest	3/30/2023	48,173
Sagard 3, FCPI*[1,2,4,6,7]	Limited Partnership Interest	7/23/2021	415,652
Sagard 4, FCPI*[1,2,4,6,7]	Limited Partnership Interest	9/3/2021	227,572
WPEF VI Feeder L.P.*[1,4,5,6,7]	Limited Partnership Interest	9/29/2023	3,384,539
WPEF VII Feeder L.P.*[1,4,5,6,7]	Limited Partnership Interest	9/29/2023	4,900,734
Total Diversified Financials			18,087,907
Logistics — 0.11%
Verdane AB-IB Co-Invest AB*[1,2,4,6,7]	Limited Partnership Interest	3/20/2022	1,889,432
Technology Solutions — 0.22%
ECI 11 L.P.*[1,4,5,6,7]	Limited Partnership Interest	9/29/2023	3,961,474
Telecommunications — 0.03%
ECI 10 A L.P.*[1,5,6,7]	Limited Partnership Interest	9/29/2023	474,347
Total Western Europe			32,130,316
Total Secondary Funds (Cost $617,445,948)			780,548,484

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2024 (Continued)
Investments — 115.2%†	Interest rate	Principal Value	Shares	Fair Value
Short Term Investments — 34.74%
UMB Bank, Money Market Fiduciary Deposit Investment	0.01%[10]	108,761,929	N/A	$108,761,929
UMB Bank, Money Market Special II Deposit Investment[2,5]	5.18%[10]	508,148,156	N/A	508,148,156
Total Short Term Investments (Cost $616,910,085)				616,910,085
Total Investments (Cost $1,803,540,298)				2,045,562,452
Liabilities in excess of other assets — (15.2%)				(269,833,108)
Total Net Assets — 100%				$1,775,729,344

SOFR — Secured Overnight Financing Rate (Rate was 5.34% at March 31, 2024)

3M CME Term SOFR — Chicago Mercantile Exchange forward looking measure of SOFR for three months (Rate was 5.32926% at March 31, 2024)

†

Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Secondary Investments are portfolios of assets purchased on the secondary market.

^	Investments do not issue shares except where listed.
#

The Fair Value is estimated by the Valuation Designee (defined below) using significant unobservable inputs and as such may not necessarily reflect the current or expected future performance of such Direct Investment or Secondary Investment or the Fair Value of the Fund’s interest in such Direct Investment or Secondary Investment. Furthermore, the Fair Value has not been calculated, reviewed, verified or in any way approved by such Direct Investment or Secondary Investment or its general partner, manager or sponsor (including any of its affiliates). Please see notes to financial statements for further details regarding the valuation policy of the Fund.

*	Investment is non-income producing.
[1]

Restricted Security. Investments generally issued in private placement transactions and as such generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of March 31, 2024 was $1,428,652,367, or 80.5% of net assets. As of March 31, 2024, the aggregate cost of each investment restricted to sale was $3,462,544, $5,865,031, $4,608,983, $6,739,239, $3,904,086, $4,962,500, $153,865, $5,643,656, $5,501,820, $4,889,077, $8,107,849, $2,915,308, $6,400,972, $456,781, $634,238, $222,264, $4,455,000, $3,645,771, $2,950,770, $8,250,332, $2,445,329, $1,293,606, $15,446,854, $9,469,934, $14,564,853, $8,878,490, $27,206, $4,400,000, $12,000,000, $3, $13,972,472, $9,673,368, $6,735,406, $17,138,537, $1,413,356, $30,112,854, $20,008,712, $7,744,317, $6,946,661, $5,017,177, $10,000,000, $32,520, $2,257,480, $30,000,000, $9,970,053, $9,541,569, $7,000,000, $5,000,000, $15,883,866, $4,999,970, $8,000,000, $8,000,000, $526,015, $5,006,042, $8,527,774, $934,059, $25,457,834, $16,000,000, $7,725,535, $5,851,989, $2,583,473, $6,009,308, $12,638,000, $20,846,866, $9,652,846, $11,545,729, $8,205,369, $25,618,281, $2,810,401, $17,500,065, $443,777, $0, $9,755, $3,600,958, $343,544, $24,220, $11,162, $253,748, $93,770, $0, $6,948, $769,079, $411,767, $3,353, $50,429, $0, $6,831,357, $271,636, $2,878, $0, $637,302, $95,911, $3,030,000, $7,480,000, $6,517,119, $4,204,401, $9,599,321, $2,110,282, $19,727,776, $1,448,383, $5,912,236, $17,233,407, $5,951,539, $10,000,000, $1,073,148, $11,725,306, $8,570,242, $21,066,574, 2,397,378, $1,469,982, $0, $3,638,252, $2,142,932, $3,428,323, $5,884,601, $3,356,851, $3,353,631, $18,089,947, $1,409,465, $2,468,544, $3,998,455, $27,702,157, $0, $40,104,220, $2,109,053, $2,202,110, $28,635,026, $3,564,001, $2,276,010, $11,191,644, $3,237,924, $29,888,098, $4,118,394, $5,275,936, $5,113,856, $5,817,143, $3,529,086, $2,482,791, $3,055,080, $1,297,156, $1,268,357, $44,289,724, $5,230,151, $1,142,437, $2,057,432, $3,778,394, $2,499,783, $22,073,813, $9,687,280, $0, $13,914,228, $1,814,720, $3,895,678, $6,875,004, $2,828,147, $11,711,379, $5,000,000, $19,400,000, $3,375,000, $5,179,341, $22,070,442, $19,203, $925,056, $228,859, $3,472,377, $371,143, $183,038, $4,757,169, $8,644,418, $60,627, $15,733, $1,417, $283,847, $3,359,086, $1,784,312, $4,133,899, $1,695,558, $14,367, $36,080, $472,881, $204,943, $2,461,552, $5,028,532, $5,336,892, $3,114,275 and $0, respectively, totaling $1,186,630,213.

[2]	All or a portion of this security is held through HL PAF Holdings, LLC. (See Note 1).
[3]

These loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the LIBOR, (iii) the Certificate of Deposit rate, or (iv) SOFR.

[4]	Investment has been committed to but has not been fully funded by the Fund (See Note 11).
[5]	All or a portion of this security is held through HL PAF Splitter LLC. (See Note 1).
[6]	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.
[7]	Foreign security denominated in U.S. Dollars.
[8]	All or a portion of this security is held through HL PAF JZ Blocker (See Note 1).
[9]	All or a portion of this security is held through HL PAF Diamondback Blocker (See Note 1).
[10]	The rate is the annualized seven-day yield at year end.
[11]	All or a portion of this security is held through HL PAF DE Blocker LLC. (See Note 1).

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2024 (Continued)
Summary of Investments by Strategy (as a percentage of total net assets)
Direct Investments
Direct Credit	7.65
Direct Equity	25.72
Total Direct Investments	33.37
Secondary Investments
Secondary Equity	3.13
Secondary Funds	43.96
Total Secondary Investments	47.09
Short Term Investments	34.74
Total Investments	115.20
Other assets in excess of liabilities	(15.20)
Total Net Assets	100.00

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Statement of Assets and Liabilities March 31, 2024
Assets
Investments, at fair value (cost $1,803,540,298)	$2,045,562,452
Distributions receivable from investments	1,313,640
Interest receivable	772,746
Dividends receivable	25,787
Prepaid expenses and other assets	897,513
Total Assets	2,048,572,138

Liabilities
Proceeds from issuance of shares received in advance	128,653,929
Line of credit payable	55,000,000
Incentive fees payable	43,474,479
Payable for investments purchased	27,606,852
Investment management fees payable	6,147,122
Deferred tax liability payable	5,680,561
Tenders payable	2,558,088
Line of credit interest payable	1,357,875
Distribution and service fees payable	1,016,500
Accounting and administration fees payable	408,089
Transfer agent fees payable	73,629
Custody fees payable	47,066
Chief compliance officer fees payable	6,523
Other accrued expenses	812,081
Total Liabilities	272,842,794

Commitments and contingencies (see Note 11)

Net Assets	$1,775,729,344

Composition of Net Assets:
Paid-in capital	$1,504,044,679
Total distributable earnings	271,684,665
Net Assets	$1,775,729,344

Net Assets Attributable to:
Class I Shares	$1,149,828,153
Class R Shares	567,071,866
Class D Shares	58,829,325
$1,775,729,344

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized):
Class I Shares	72,728,591
Class R Shares	36,757,739
Class D Shares	3,750,978
113,237,308

Net Asset Value per Share:
Class I Shares	$15.81
Class R Shares	$15.43
Class D Shares	$15.68

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Statement of Operations For the Year Ended March 31, 2024
Investment Income
Dividend income	$3,243,131
Interest income	26,686,213
Total Income	29,929,344

Expenses
Investment management fees	17,099,985
Incentive fees	22,280,970
Interest expense	4,009,095
Distribution and service fees (Class R)	1,847,935
Distribution and service fees (Class D)	112,778
Professional fees	1,810,745
Accounting and administration fees	1,054,903
Line of credit fees	510,500
Transfer agent fees	296,103
Commitment fees	292,292
Custodian fees	137,243
Trustees’ fees and expenses	110,000
CCO fees	75,804
Offering costs	6,106
Other operating expenses	979,002
Total Expenses	50,623,461
Net Investment Loss	(20,694,117)

Realized and Change in Unrealized Gain/(Loss)
Net realized gain on investments	43,768,465
Net change in unrealized appreciation on investments	119,560,169
Net change on deferred tax	(5,680,561)
Reimbursement by affiliate (Note 6)	37,053
Net Realized and Change in Unrealized Gain	157,685,126

Net Increase in Net Assets Resulting from Operations	$136,991,009

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Statements of Changes in Net Assets
	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
Change in Net Assets Resulting from Operations
Net investment loss	$(20,694,117)	$(15,080,378)
Net realized gain on investments	43,768,465	24,784,556
Net change in unrealized appreciation (depreciation) on investments, net of deferred tax	113,879,608	59,212,777
Net increase in reimbursement by affiliate (Note 6)	37,053	—
Net Change in Net Assets Resulting from Operations	136,991,009	68,916,955

Distributions to investors
Class I	(6,972,204)	(6,248,593)
Class R	(2,645,192)	(50,897)
Class D	(382,638)	(390,354)
Net Change in Net Assets from Distributions to Investors	(10,000,034)	(6,689,844)

Change in Net Assets Resulting from Capital Share Transactions
Class I
Proceeds from issuance of shares	534,236,794	142,402,208
Transfers in	1,334,881	5,943,452
Reinvested distributions	4,048,514	2,566,979
Shares tendered[1]	(17,763,321)	(5,149,193)
Transfers out	—	(90,844)
Total Class I Transactions	521,856,868	145,672,602

Class R
Proceeds from issuance of shares	531,762,247	4,201,030
Reinvested distributions	2,407,655	40,447
Shares tendered	—	(654,057)
Transfers out	—	(259,103)
Total Class R Transactions	534,169,902	3,328,317

Class D
Proceeds from issuance of shares	26,120,900	18,992,600
Transfers in	—	90,844
Reinvested distributions	215,552	175,725
Shares tendered	(823,398)	—
Transfers out	(1,334,881)	(5,684,351)
Total Class D Transactions	24,178,173	13,574,818

Net Change in Net Assets Resulting from Capital Share Transactions	1,080,204,943	162,575,737

Total Net Increase in Net Assets	1,207,195,918	224,802,848

Net Assets
Beginning of year	568,533,426	343,730,578
End of year	$1,775,729,344	$568,533,426

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Statements of Changes in Net Assets (Continued)
	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
Shareholder Activity
Class I Shares
Shares sold	35,759,889	10,831,425
Shares transferred in	87,267	422,502
Reinvested distributions	269,682	187,276
Shares tendered[1]	(1,154,707)	(377,909)
Shares transferred out	—	(7,036)
Net Change in Class I Shares Outstanding	34,962,131	11,056,258

Class R Shares
Shares sold	36,258,144	326,555
Reinvested distributions	163,973	2,995
Shares tendered	—	(51,379)
Shares transferred out	—	(18,514)
Net Change in Class R Shares Outstanding	36,422,117	259,657

Class D Shares
Shares sold	1,764,877	1,460,304
Shares transferred in	—	7,070
Reinvested distributions	14,462	12,880
Shares tendered	(54,393)	—
Shares transferred out	(87,910)	(406,342)
Net Change in Class D Shares Outstanding	1,637,036	1,073,912

1      Net of early withdrawal fees of $9,183 and $7,303, respectively

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Statement of Cash Flows For the Year Ended March 31, 2024
Cash Flows From Operating Activities
Net increase in net assets from operations	$136,991,009
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(790,597,947)
Purchases of short-term investments, net	(518,183,258)
Proceeds from investment distributions	98,250,033
Net realized gain on investments	(43,768,465)
Net change in unrealized appreciation/depreciation on investments	(119,560,169)
Net change on deferred tax	5,680,561
(Increase)/Decrease in Assets:
Distributions receivable from investments	(1,313,640)
Interest receivable	(446,469)
Dividends receivable	(2,652)
Prepaid expenses and other assets	(668,370)
Increase/(Decrease) in Liabilities:
Incentive fees payable	22,206,739
Investment management fee payable	4,060,900
Line of credit interest payable	1,357,875
Investor distribution and servicing fees payable	947,040
Accounting and administration fees payable	315,727
Transfer agent fees payable	50,663
Custody fees payable	27,146
Other accrued expenses	402,711
Net Cash Used in Operating Activities	(1,204,250,566)

Cash Flows from Financing Activities
Proceeds from capital contributions, net of change in capital contributions received in advance	1,170,592,409
Distributions to investors, net of reinvestments of distributions	(3,328,313)
Payments for shares tendered, net of decrease in payable for tenders	(18,117,091)
Proceeds from line of credit	55,000,000
Net Cash Provided by Financing Activities	1,204,147,005

Net change in Cash	(103,561)
Cash – Beginning of year	103,561
Cash – End of year	$—

Supplemental disclosure of non-cash activities
Reinvested dividends	$6,671,721
Cash paid during the year for interest expense and commitment fees	$2,979,401

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Financial Highlights Class I Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Period January 4, 2021* through March 31, 2021
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$14.14	$12.35	$10.38	$10.00
Activity from investment operations:
Net investment loss[1]	(0.25)	(0.44)	(0.50)	(0.09)
Net realized and unrealized gain/(loss) on investments	2.04	2.42	2.65	0.47
Net increase in reimbursement by affiliate (Note 6)	—[2,3]	—	—[2,4]	—
Total from investment operations	1.79	1.98	2.15	0.38

Distributions to investors
From net realized gains	(0.12)	(0.19)	(0.18)	—
Total distributions to investors	(0.12)	(0.19)	(0.18)	—

Net Asset Value per share, end of period	$15.81	$14.14	$12.35	$10.38

Net Assets, end of year (in thousands)	$1,149,828	$534,134	$329,989	$160,711

Ratios to average shareholders’ equity:
Net investment income (loss)[5,6]	0.31%	(0.76)%	(1.21)%	(0.41)%

Gross expenses[7]	4.26%	4.62%	5.44%	3.37%
Expense Recoupment/(Reimbursement)	0.00%	0.02%	0.15%	(0.92)%
Net expenses[7]	4.26%	4.64%	5.59%	2.45%

Total Return[8]	12.68%[9]	16.10%[9]	20.77%[9]	3.78%[9,10]

Portfolio turnover rate	0.00%	0.00%	0.00%	0.00%[10]

Senior Securities
Total borrowings (000s)	$55,000	$—	$—	$—
Asset coverage per $1,000 unit of senior indebtedness[11]	$33,286	$—	$—	$—
[1]	Per share data is computed using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	During the year ended March 31, 2024, the Adviser reimbursed the Fund $37,053 for a trade error. The reimbursement had no impact on the Fund’s total return.
[4]	During the year ended March 31, 2022, the Adviser reimbursed the Fund $17,493 for a trade error. The reimbursement had no impact on the Fund’s total return.
[5]	Net investment income (loss) has been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses.
[6]

Net investment income (loss) ratio is calculated excluding Incentive Fees. If Incentive Fees, which are not annualized, were included the ratio would have been lowered by 1.95% for the year ended March 31, 2024, 2.52% for the year ended March 31, 2023, 3.11% for the year ended March 31, 2022, and 0.67% for the period ended March 31, 2021, resulting in a net investment loss ratio of (1.64)% for the year ended March 31, 2024, (3.28)% for the year ended March 31, 2023, (4.32)% for the year ended March 31, 2022, and (1.08)% for the period ended March 31, 2021. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Financial Highlights Class I Shares (Continued)
[7]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 1.95% for the year ended March 31, 2024, 2.52% for the year ended March 31, 2023, 3.11% for the year ended March 31, 2022, and 0.67% for the period ended March 31, 2021. Expenses do not include expenses from underlying funds in which the Fund invests.

[8]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[9]

Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

[10]	Not annualized.
[11]

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

*

The Fund commenced operations on January 4, 2021 following reorganization of Hamilton Lane Evergreen Private Fund LP which was effective as of close of business on December 31, 2020, see Note 1 in the accompanying notes to consolidated financial statements.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Financial Highlights Class R Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Period January 4, 2021* through March 31, 2021
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$13.90	$12.23	$10.38	$10.00
Activity from investment operations:
Net investment loss[1]	(0.35)	(0.53)	(0.58)	(0.09)
Net realized and unrealized gain/(loss) on investments	2.00	2.39	2.61	0.47
Net increase in reimbursement by affiliate (Note 6)	—[2,3]	—	—[2,4]	—
Total from investment operations	1.65	1.86	2.03	0.38

Distributions to investors
From net realized gains	(0.12)	(0.19)	(0.18)	—
Total distributions to investors	(0.12)	(0.19)	(0.18)	—

Net Asset Value per share, end of period	$15.43	$13.90	$12.23	$10.38

Net Assets, end of year (in thousands)	$567,072	$4,665	$929	$104

Ratios to average shareholders’ equity:
Net investment loss[5,6]	(0.39)%	(1.47)%	(1.91)%	(0.41)%

Gross expenses[7]	4.96%	5.33%	6.14%	3.37%
Expense Recoupment/(Reimbursement)	0.00%	0.02%	0.15%	(0.92)%
Net expenses[7]	4.96%	5.35%	6.29%	2.45%

Total Return[8]	11.89%[9]	15.28%[9]	19.61%[9]	3.78%[9,10]

Portfolio turnover rate	0.00%	0.00%	0.00%	0.00%[10]

Senior Securities
Total borrowings (000s)	$55,000	$—	$—	$—
Asset coverage per $1,000 unit of senior indebtedness[11]	$33,286	$—	$—	$—
[1]	Per share data is computed using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	During the year ended March 31, 2024, the Adviser reimbursed the Fund $37,053 for a trade error. The reimbursement had no impact on the Fund’s total return.
[4]	During the year ended March 31, 2022, the Adviser reimbursed the Fund $17,493 for a trade error. The reimbursement had no impact on the Fund’s total return.
[5]	Net investment loss has been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses.
[6]

Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees, which are not annualized, were included the ratio would have been lowered by 1.95% for the year ended March 31, 2024, 2.52% for the year ended March 31, 2023, 3.11% for the year ended March 31, 2022, and 0.67% for the period ended March 31, 2021, resulting in a net investment loss ratio of (2.34)% for the year ended March 31, 2024, (3.28)% for the year ended March 31, 2023, (4.32)% for the year ended March 31, 2022, and (1.08)% for the period ended March 31, 2021. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Financial Highlights Class R Shares (Continued)
[7]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 1.95% for the year ended March 31, 2024, 2.52% for the year ended March 31, 2023, 3.11% for the year ended March 31, 2022, and 0.67% for the period ended March 31, 2021. Expenses do not include expenses from underlying funds in which the Fund invests.

[8]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[9]

Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

[10]	Not annualized.
[11]

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

*

The Fund commenced operations on January 4, 2021 following reorganization of Hamilton Lane Evergreen Private Fund LP which was effective as of close of business on December 31, 2020, see Note 1 in the accompanying notes to consolidated financial statements.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Financial Highlights Class D Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period August 1, 2021* through March 31, 2022
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$14.07	$12.32	$11.10
Activity from investment operations:
Net investment loss[1]	(0.28)	(0.47)	(0.35)
Net realized and unrealized gain/(loss) on investments	2.01	2.41	1.75
Net increase in reimbursement by affiliate (Note 6)	—[2,3]	—	—
Total from investment operations	1.73	1.94	1.40

Distributions to investors
From net realized gains	(0.12)	(0.19)	(0.18)
Total distributions to investors	(0.12)	(0.19)	(0.18)

Net Asset Value per share, end of period	$15.68	$14.07	$12.32

Net Assets, end of year (in thousands)	$58,829	$29,734	$12,812

Ratios to average shareholders’ equity:
Net investment income (loss)[4,5]	0.06%	(1.01)%	(1.44)%

Gross expenses[6]	4.51%	4.87%	4.43%
Expense Recoupment/(Reimbursement)	0.00%	0.02%	0.26%
Net expenses[6]	4.51%	4.89%	4.69%

Total Return[7]	12.32%[8]	15.82%[8]	12.66%[8,9]

Portfolio turnover rate	0.00%[8]	0.00%	0.00%[9]

Senior Securities
Total borrowings (000s)	$55,000	$—	$—
Asset coverage per $1,000 unit of senior indebtedness[10]	$33,286	$—	$—
[1]	Per share data is computed using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	During the year ended March 31, 2024, the Adviser reimbursed the Fund $37,053 for a trade error. The reimbursement had no impact on the Fund’s total return.
[4]	Net investment income (loss) has been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses.
[5]

Net investment income (loss) ratio is calculated excluding Incentive Fees. If Incentive Fees, which are not annualized, were included the ratio would have been lowered by 1.95% for the year ended March 31, 2024, 2.52% for the year ended March 31, 2023, and 1.96% for the period August 1, 2021 through March 31, 2022, resulting in a net investment loss ratio of (1.89)% for the year ended March 31, 2024, (3.53)% for the year ended March 31, 2023, and (3.40)% for the period August 1, 2021 through March 31, 2022. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

[6]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 1.95% for the year ended March 31, 2024, 2.52% for the year ended March 31, 2023, and 1.96% for the period August 1, 2021 through March 31, 2022. Expenses do not include expenses from underlying funds in which the Fund invests.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Financial Highlights Class D Shares (Continued)
[7]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[8]

Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

[9]	Not annualized.
[10]

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

*	The Class commenced operations on August 1, 2021.

See accompanying Notes to Consolidated Financial Statements.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2024

Note 1 – Organization

Hamilton Lane Private Assets Fund (the “Fund”) a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. Hamilton Lane Advisors, L.L.C. (the “Adviser” or “Hamilton Lane”), a Pennsylvania limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Fund was organized as a Delaware trust on February 7, 2020 and commenced operations on January 4, 2021. Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), the Hamilton Lane Evergreen Private Fund LP (the “Predecessor Fund”), reorganized with and transferred substantially all its portfolio securities into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers.

The Fund may include investments in general or limited partnerships, funds, corporations, trusts or other investment vehicles. The Fund’s investments will include secondary purchases of interests in existing private markets funds that are acquired in privately negotiated transactions, typically after the end of the private markets fund’s fundraising period (“Secondary Investments”) and investments may include Primary Investments which are interests or investments in newly established private markets funds (collectively, “Investment Funds”). The Fund’s investments will also include direct investments in the equity or debt of a company (collectively, “Direct Investments”). The Fund’s primary investment objective is to generate capital appreciation over the medium- and long-term through investments in private assets globally.

(a) Consolidation of Subsidiaries

The Fund may make investments through wholly-owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act. However, the Fund will wholly own and control any Subsidiaries. In addition, the Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned or majority-owned by the Fund. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole member or shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies. Each investment adviser to any such foreign Subsidiary will comply with Section 15 of the Investment Company Act with respect to advisory contract approval, including that (i) material amendments to any such Subsidiary’s advisory contract must be approved by the Fund’s shareholders or the Fund’s Board in the manner and to the extent that the Fund’s advisory agreement must be approved by the Fund’s shareholders or the Fund’s Board of Trustees (“Board”); and (ii) the Fund’s shareholders will have the ability to vote to terminate the Subsidiary’s advisory agreements to the extent that they can vote to terminate the Fund’s advisory agreement.

As of March 31, 2024, there are five active Subsidiaries that have been consolidated within these financial statements: the PAF JZ Blocker and the PAF Diamondback Blocker, both formed under the laws of the Cayman Islands, on September 17, 2020 and September 8, 2022, respectively, and HL PAF Holdings, LLC, HL PAF Splitter, LLC, and HL PAF DE Blocker, LLC, incorporated in Delaware on March 10, 2021, May 5, 2023, and May 5, 2023, respectively. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of March 31, 2024, total assets of the Fund were $2,048,572,138, of which $2,428,211, or approximately 0.1%, was held in the PAF JZ Blocker, $92,468,627, or approximately 4.5%, was held in PAF Diamondback Blocker, $524,612,113, or approximately 25.6%, was held in HL PAF Holdings, LLC, $860,066,194, or approximately 42.0%, was held in HL PAF Splitter, LLC and $60,748,512, or approximately 3.0% was held in HL PAF DE Blocker, LLC.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2024 (Continued)
Note 2 – Accounting Policies (continued)

(a) Basis of Accounting

The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). U.S. GAAP for an investment company requires investments to be recorded at their estimated fair value.

(b) Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(c) Cash

Cash, represents cash deposits held at financial institutions. Cash is held at major financial institutions and are subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation or Securities Investor Protection Corporation limitations. No cash is held in the Fund as of March 31, 2024.

(d) Options purchased

When an option is purchased, an amount equal to the premium paid is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased. Premiums paid for the purchase of options which expire unexercised are treated by the Fund on the expiration date as realized losses. If a purchased put option is exercised, the premium is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss. If a purchased call option is exercised, the premium increases the cost basis of the security or foreign currency purchased by the Fund. Options purchased on an exchange are standardized while options purchased over-the-counter (“OTC”) have counterparty risk associated with them. See Note 13.

(e) Concentration of Market, Credit, and Industry Risks

The Fund’s portfolio investments are generally illiquid, non-publicly traded securities and are realized as distributions from portfolio investments made and when portfolio investments are disposed of. These portfolio investments are subject to various risk factors including market, credit, and industry risk. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest rates. Other risks affecting these portfolio investments include, but are not limited to, increasing competition, rapid changes in technology and changes in economic conditions. Additionally, certain portfolio investments are denominated in foreign currencies that may be negatively affected by movements in the rate of exchange between the U.S. dollar and such foreign currencies. These risk factors could have a material effect on the ultimate realizable value of the Fund’s portfolio investments.

(f) Fair Value of Financial Instruments

The Fund values its investments at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities.

Rule 2a-5 under the Investment Company Act (“Rule 2a-5”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee to perform fair value determinations and approved new valuation procedures for the Fund. Adoption of the rule did not have a material impact to the Fund’s valuation policies and procedures.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2024 (Continued)
Note 2 – Accounting Policies (continued)

The Fund’s direct investments are in private credit and equity-related investments that are generally not publicly traded, and thus, market quotations are not available to be used for valuation purposes. Therefore, the Adviser is required to value these direct investments at estimated fair values in accordance with ASC 820, consistently applying generally accepted valuation techniques that involve unobservable inputs. These may include references to market multiples, market yields, valuations for comparable companies, public market or private transactions, developments concerning the companies to which the securities relate, results of operations, financial condition, cash flows, and projections of such companies provided to the Adviser and such other factors as the Adviser may deem relevant. Depending on the circumstances, company multiples will not always be comparable due to the size of the related companies or associated transactions being used as comparable data in valuation.

The Adviser utilizes a valuation committee, consisting of senior members of the management team, to review and approve the valuation results related to the investments. The Adviser also utilizes independent valuation firms to provide third-party valuation consulting services for Direct Investments.

Certain Investment Funds and Direct Investments are valued based on the latest net asset value (“NAV”) reported by the third-party fund manager or General Partner. This is commonly referred to as using NAV as a practical expedient which allows for estimation of the fair value of a private investment based on NAV or its equivalent if the NAV of the private fund is calculated in a manner consistent with ASC 946.

For portfolio investments that are publicly traded and for which market quotations are available, valuations are generally based on the closing sales prices, or an average of the closing bid and ask prices, as of the valuation date.

Under the Fund’s valuation procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Adviser subject to the oversight of the Board (in such capacity, the “Valuation Designee”). The Valuation Designee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

(g) Investment Transactions and Related Income

The Fund’s primary sources of income are investment income and gains recognized upon distributions from portfolio investments and unrealized appreciation/depreciation in the fair value of its portfolio investments. The Fund generally recognizes investment income and realized gains/losses based on the characterization of distributions provided by the administrator/investment manager of the portfolio investment on the date received. Distributions occur at irregular intervals, and the exact timing of distributions from the portfolio investments has not been communicated to the Fund. It is estimated that distributions will occur over the life of the portfolio investments.

Realized gains and losses from the sale of portfolio investments represent the difference between the original cost of the portfolio investments, as adjusted for return of capital distributions (net cost), and the net proceeds received at the time of the sale, disposition or distribution date. The Fund records realized gains and losses on portfolio investments when securities are sold, distributed to the partners or written-off as worthless. The Fund recognizes the difference between the net cost and the estimated fair value of portfolio investments owned as the net change in unrealized appreciation/depreciation on investments in the Consolidated Statement of Operations.

Return of capital or security distributions received from portfolio investments are accounted for as a reduction to cost.

Interest income, including amortization of premium or discount using the effective interest method and interest on paid-in-kind instruments, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or the date the Fund becomes aware of the dividend.

(h) Foreign Currency

The values of portfolio investments denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Capital contributions to the portfolio investments and distributions received from the portfolio investments are translated into U.S. dollar amounts on the respective dates of each such transaction. The Fund does not isolate the effects of changes in foreign currency rates on the valuation of these portfolio investments. Such fluctuations in exchange rates are included with and form part of the net realized and unrealized gain (loss) from investments.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2024 (Continued)
Note 2 – Accounting Policies (continued)

(i) Currency Risk

Investment Funds make direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund’s investments are denominated against the U.S. dollar will result in a decrease in the Fund’s net asset value. The Adviser generally will not hedge the value of investments made by the Fund against currency fluctuations. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

(j) Incentive Fees

For each valuation period, the Adviser will calculate the Incentive Fee for each Applicable Investment (see Note 6). A liability is recorded to represent what would be due to the Adviser per the Incentive Fee calculation if the Applicable Investment was realized on that date based on the estimated fair value and the inception to date proceeds received. As of March 31, 2024, the liability for the Incentive Payable was $43,474,479. For the year ended March 31, 2024, the total amount of $74,231 of Incentive Fees were paid to the Adviser as a result of fully realized Applicable Investments.

(k) Income Taxes

The Fund elects to be treated as, and qualified as, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and as such does not pay federal income taxes. Accordingly, no provision for federal income taxes was required for the Fund.

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no material uncertain tax positions requiring recognition in the Fund’s consolidated financial statements as of March 31, 2024.

The Fund utilizes a tax-year end of September 30 and the Fund’s income and federal excise tax returns and all financial records supporting returns will be subject to examination by the federal and Delaware revenue authorities.

The Adviser has analyzed the Fund’s tax positions and has concluded that as of March 31, 2024, and during the prior three open tax years, no provision for income taxes is required in the financial statements. Therefore, no additional tax expense, including any interest and penalties, was recorded in the current year and no adjustments were made to prior periods. To the extent the Fund recognizes interest and penalties, they are included in interest expense and other expenses, respectively, in the Consolidated Statement of Operations.

(l) Deferred Tax Liability

In preparing its consolidated financial statements, both Onshore and Offshore subsidiaries are required to recognize its estimate of income taxes for purposes of determining deferred tax assets or liabilities. Onshore subsidiaries are subject to US federal and state income tax while Offshore subsidiaries are subject to US federal withholding tax, state tax, and branch profit’s tax on effectively connected income (“ECI”) with a US trade or business.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. If the Onshore or Offshore Subsidiary has a deferred tax asset, consideration is given to whether a valuation allowance is required.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2024 (Continued)

Note 3 – Investment Transactions

For the year ended March 31, 2024, purchases and sales of investments, excluding short-term investments, were $817,758,693 and $0, respectively.

Note 4 – Portfolio Valuation

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Level II: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities. This category also includes interests in special purpose vehicles whose fair value is predominantly attributable to investments in Level I type securities.

Level III: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in private equity partnerships.

The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Valuation Designee to consider all relevant information available at the time the Fund values its portfolio. The Valuation Designee has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Valuation Designee will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2024 (Continued)
Note 4 – Portfolio Valuation (continued)

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2024, in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level I	Level II	Level III	Total
Investments
Direct Credit	$—	$—	$135,783,254	$135,783,254
Direct Equity	—	59,690	448,878,766	448,938,456
Secondary Direct Equity	—	—	18,313,690	18,313,690
Short Term Investments	616,910,085	—	—	616,910,085
Total Investments	$616,910,085	$59,690	$602,975,710	$1,219,945,485

Certain portfolio investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $798,010,115 are excluded from the fair value hierarchy as of March 31, 2024.

All of the Fund’s Investment Funds are generally considered to be illiquid investments. The Fund will achieve liquidity only as and when the Investment Funds sell their portfolio company investments and distribute the proceeds received from the disposition of those investments to the Fund. The estimated remaining life of the Fund’s investments as of March 31, 2024, is unknown at this time. It is also possible for the Fund to dispose of its interests in Investment Funds in the secondary market.

The following is a reconciliation of assets in which significant unobservable inputs (Level III) were used in determining value:

	Direct Credit	Direct Equity	Secondary Direct Equity
Balance as of March 31, 2023	$63,964,453	$209,758,089	$—
Transfers into Level III	—	—	—
Transfers out of Level III	—	6,897,261	—
Total gains or losses for the period
Included in earnings (or changes in net assets)	2,023,926	24,931,591	813,625
Purchases	82,979,807	221,522,648	17,500,065
Distributions received	(13,184,932)	(436,301)	—
Balance as of March 31, 2024	$135,783,254	$448,878,766	$18,313,690

Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for Level III assets held at the end of the reporting period	$2,023,926	$24,931,591	$813,625

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2024 (Continued)
Note 4 – Portfolio Valuation (continued)

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level III as of March 31, 2024:

Asset Class	Fair Value at March 31, 2024	Valuation Technique(s)	Unobservable Input(1)	Range of Input	Weighted Average of Input(2)	Impact to Valuation from an Increase in Input(3)
Direct Credit	$135,783,254	Income Approach	Market Yield	10.7% – 17.4%	11.9%	Decrease
		Market Approach	Broker Quote	60.2% – 101.0%	84.7%	Increase
			EBITDA Multiple	6.0x – 12.0x	10.6x	Increase
Direct Equity	448,878,766	Market Approach	EBITDA Multiple	6.5x – 29.0x	15.4x	Increase
			Revenue Multiple	4.8x – 15.0x	9.8x	Increase
			EBITA Multiple	12.8x	N/A(4)	Increase
Secondary Direct Equity	18,313,690	Market Approach	EBITDA Multiple	15x	N/A(4)	Increase

(1)   The Adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type, cost and recent purchases or sales of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

(2)   Weighted average by the relative fair value of the investments in that asset class.

(3)   This column represents the directional change in the fair value of the Level III investments that would result from an increase to the corresponding unobservable input.

(4)   Inputs shown do not represent a range, but rather distinct inputs. Since there is no range, a weighted average calculation does not apply.

The Fund’s investments in Secondary Investments, along with their corresponding unfunded commitments and other attributes, as of March 31, 2024, are briefly summarized in the table below*.

Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Estimated Remaining Life	Redemption Frequency	Notice Period (In Days)	Redemption Restriction Terms
Buyout	Investments in which a mature company is acquired from current shareholders	$624,933,307	$140,604,266	1 – 10 years	None	N/A	N/A
Credit	Investments in the debt of a company	50,491,749	10,470,682	1 – 10 years	None	N/A	N/A
Growth	Investments in high growth potential companies	151,688,629	7,239,414	1 – 10 years	None	N/A	N/A
Venture	Investments in investments in early stage	16,816,972	756,291	1 – 10 years	None	N/A	N/A

*   The information summarized in the table above represents the general terms for the specified financing stage. Individual Investment Funds have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most portfolio funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2024 (Continued)
Note 4 – Portfolio Valuation (continued)

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

The following outlines the primary investment strategies of the Secondary Investments held by the Fund as of March 31, 2024.

•        Buyout. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent the largest portion of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions — particularly in the large-cap segment. Overall, debt financing typically makes up 50-70% of the price paid for a company.

•        Credit. Investments into credit and credit-oriented securities, including loans, bonds and other forms of debt. These investment activities typically focus on lending to established corporate borrowers, which may be utilizing leverage as part of a buyout financing. Generally, the Fund’s credit investment activities involve the issuance of new debt to an established, cash-flow positive company (borrower). Credit investments may also include asset-based-lending transactions or structured debt opportunities. The Fund will typically invest in, but is not limited to, senior and junior debt securities including first lien, unitranche, second lien, mezzanine and other forms of debt. These debt positions may be secured or unsecured and typically have a contractual current yield and maturity date.

•        Growth. Equity investments in early stage or other high growth potential companies

•        Venture. Investments in new and emerging companies are usually classified as venture capital. Such investments are often in healthcare, internet-enabled or other technology-related industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors.

Note 5 – Federal Income Taxes

At March 31, 2024, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$1,777,468,213
Gross unrealized appreciation	293,562,717
Gross unrealized depreciation	(25,468,478)
Net unrealized appreciation on investments	$268,094,239

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

U.S. GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. Permanent differences between book and tax basis are attributable primarily to the write-off of net operating losses and reclassification of income from controlled foreign corporations. These reclassifications have no effect on net assets or net asset value per share. For the tax year ended September 30, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Loss)
$(21,260,782)	$21,260,782

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2024 (Continued)
Note 5 – Federal Income Taxes (continued)

As of September 30, 2023 the components of accumulated earnings (deficit) on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	—
Tax accumulated earnings	—

Accumulated capital and other losses	$(2,516,386)
Unrealized appreciation/(depreciation) on investments	178,340,293
Total accumulated earnings	$175,823,907

The tax character of distributions paid during the tax years ended September 30, 2023, and September 30, 2022, were as follows:

Distributions paid from:	2023	2022
Ordinary income	$—	$—
Net long term capital gains	6,689,844	3,973,163
Total distributions paid	$6,689,844	$3,973,163

The Fund invests in one domestic and two foreign blockers. The domestic blocker is a limited liability company that has elected to be treated as a C-corporation for federal and state income tax purposes and is required to account for its estimate of income taxes. The foreign blockers are treated as Controlled Foreign Corporations and are subject to U.S. federal income tax on income effectively connected to a U.S. trade or business. The estimated provision for income taxes attributable to the blockers for the fiscal year ended March 31, 2024 consists of the following:

	PAF DE Blocker	PAF Diamond Back	PAF JZHL
Deferred:
Federal	$1,551,830	$3,615,967	$(956)
State	513,720	—	—
Total	$2,065,550	$3,615,967	$(956)

Estimated provision for income taxes	$2,065,550	$3,615,967	$(956)

As of March 31, 2024, the deferred tax liability is attributable to the temporary differences between the treatment of net unrealized gains on private assets on a book and tax basis. Total income taxes for PAF DE Blocker have been computed by applying the U.S. federal statutory income tax rate of 21% plus a blended net state income tax rate of 6.5%. Income taxes for PAF Diamondback and PAF JZHL have been computed by applying the U.S. federal statutory rate of 21% and an estimated branch profits tax of 24%. The Fund applied these rates to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).

Note 6 – Investment Management Fees and Allocations

The Fund pays the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the Advisory and other services provided by the Adviser to the Fund. The Fund pays the Adviser a quarterly Investment Management Fee equal to 1.50% on an annualized basis of the Fund’s average daily Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Because the Investment Management Fee is based on the Fund’s Managed Assets, any leverage utilized by the Fund for investment purposes will result in an increase in such fee (as a percentage of net assets attributable to Shares). Borrowed funds that are held in cash, cash equivalents, other short-term securities or money market funds are not considered to be borrowed for investment purposes and are therefore not included in Managed Assets for purposes of calculating the Investment Management Fee. The Investment Management Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2024 (Continued)
Note 6 – Investment Management Fees and Allocations (continued)

In addition, the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee, that is accrued monthly and payable upon the Fund’s exit from an investment in each Direct Investment, Secondary Investment, Listed PE Investment and Opportunistic Investment (each, an “Applicable Investment”).

The Incentive Fee shall be calculated in respect of each Applicable Investment (i.e., on a deal-by-deal basis), whether or not such investments are made through any intermediate vehicle. No Incentive Fee will be payable in respect of any Investments of the Fund in interests of a new private asset fund that are acquired from the fund during the fund’s fund-raising phase, currency hedging transactions or cash equivalents. The Fund’s Incentive Fees incurred for the year ended March 31, 2024 are reported on the Consolidated Statement of Operations.

The Incentive Fee in respect of each Applicable Investment shall be calculated as follows:

(i)    First, 100% of all proceeds (including both cash and non-cash proceeds) from such Applicable Investment received by the Fund (“Relevant Proceeds”) shall be retained by the Fund until it has received Relevant Proceeds equal to:

(a)   the acquisition cost of such Applicable Investment; plus

(b)   an amount equal to the Preferred Return Rate, compounded annually, on the amounts originally invested by the Fund in such Applicable Investment, calculated from the time (or times) the Fund contributed capital in respect of such Applicable Investment until the Fund received Relevant Proceeds in respect of such Applicable Investment equal to this paragraph (i), taking into account the timing of the relevant cash flows;

(ii)   Second, the Adviser will be entitled to amounts equal to 100% of further Relevant Proceeds received by the Fund with respect to such Applicable Investment until such time as the Adviser has received 12.50% multiplied by the sum of (x) the preferred return described in paragraph (i)(b) above and (y) the amounts distributed to the Adviser under this paragraph; and

(iii)  Third, an additional amount equal to 12.50% multiplied by further Relevant Proceeds with respect to such Applicable Investment will be distributed to the Adviser and the remainder of further Relevant Proceeds with respect to such Applicable Investment shall be retained by the Fund.

For purposes of the foregoing, (A) the “Preferred Return Rate” equals (x) 8% per annum in respect of any Direct Equity Investment, Secondary Investment, Opportunistic Investment or Listed PE Investment and (y) 6% per annum in respect of any Direct Credit Investment, (B) all amounts “retained” by the Fund shall be available for immediate use by the Fund for payment of expenses, reinvestment or any other valid Fund purpose, and need not be held by the Fund as cash or in any other form for any length of time, but rather the Fund is free to use such amounts in any manner, (C) a single Secondary Investment may be composed of a portfolio of underlying assets acquired in a single transaction or a series of related transactions as determined by the Adviser in its reasonable discretion, and assets acquired as part of a single secondary transaction may be treated as one or more separate Secondary Investments, and (D) the contributions to and distributions from an applicable investment will be based on the actual currency in which such amounts are made and will not reflect any hedging.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Management Fee and the Incentive Fee) do not exceed 1.45%, 0.75% and 1.00% of the average daily net assets of Class R Shares, Class I Shares and Class D Shares, respectively (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement also provides that, after the commencement of operations until the first anniversary of the commencement of operations, the Adviser agrees to waive fees payable to it by the Fund on assets held in cash or cash equivalents less the total amount of capital committed by the Fund and not yet drawn for investment. The Expense Limitation Agreement had an initial term ending one-year from the Commencement of Operations (January 4, 2021), and will automatically renew

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2024 (Continued)
Note 6 – Investment Management Fees and Allocations (continued)

thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser. At March 31, 2024, there are no amounts recoupable by the Adviser.

During the year ended March 31, 2024, the Adviser reimbursed the Fund $37,053. This amount is reported on the Fund’s Consolidated Statements of Changes in Net Assets under the caption “Reimbursement by affiliate.” This reimbursement had no impact on the Fund’s performance.

Note 7 – Certain Risk Factors and Conflicts of Interest

Investors considering an investment in the Fund should be aware of potential risks. Prospective investors must rely upon their own examination of, and ability to understand, the nature of this investment, including the risks involved, in making a decision to invest in the Fund. There can be no assurance that the Fund will be able to achieve its investment objective or that investors will receive a return of their capital. In addition, there will be occasions when the Adviser or its affiliates may encounter potential conflicts of interest. By acquiring an interest in the Fund, each shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

The Fund will invest in highly illiquid, long-term investments. The Fund does not expect to be able to transfer its investments in, or to withdraw from, the Investment Funds or Direct Investments. In addition, the investments of the Investment Funds and Direct Investments generally will be investments for which no liquid market exists or will be subject to legal or other restrictions on transfer, and the Fund may be required to hold such investments until maturity or otherwise be restricted from disposing of such investments. Investment Funds or sponsors of Direct Investments in which the Fund invests may face reduced opportunities to exit and realize value from their investments in the event of a general market downturn or a specific market dislocation. As a consequence, an Underlying Fund or the Fund may not be able to sell its investments when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. Furthermore, under certain circumstances, distributions may be made by the Fund to Limited Partners in-kind and could consist of securities for which there is no readily available market.

In some cases, the Fund may dispose of its investments in one or more Investment Funds and Direct Investments in secondary transactions with third parties. Approval of the sponsors of Investment Funds and Direct Investments will generally be required to effect any such secondary sale and there can be no assurances that such approval will be given. Furthermore, due to the illiquid market for secondary transactions, there can be no assurance that any secondary sale will be successfully completed in the time the Adviser determines most appropriate for the Fund or that the price paid by a third party purchaser will reflect Hamilton Lane’s or the underlying fund sponsor’s valuation for such investment. Depending on the circumstances of the Underlying Fund, the price received by the Fund may represent a substantial discount relative to the valuation at which such investment is held or the amount of capital contributed to such investment. The Fund may be required to agree to retain certain liabilities relating to the Underlying Fund or Direct Investment even after it is sold.

Under the Investment Company Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated over-the-counter (“OTC”) secondary market for institutional investors. The Board is responsible for the valuation of the Fund’s portfolio investments, and has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to the Adviser. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.

Certain interested trustees and officers of the Fund are affiliated with the Adviser and receive no compensation from the Fund for serving as officers and/or trustees.

A high proportion of the Fund’s investments relative to its total investments are expected to be valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2024 (Continued)
Note 7 – Certain Risk Factors and Conflicts of Interest (continued)

factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies’ financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Due to these various factors, the Fund’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.

The Adviser provides investment advice to a variety of clients, including through other accounts and investment funds, and expects to have additional clients in the future. These other clients may have goals that are similar to or overlap with those of the Fund. As a result, the Adviser and its affiliates — including each of their respective directors, officers, partners and employees — may be subject to various conflicts of interest in their relationships and dealings with the Fund. By acquiring an interest in the Fund, each investor will be deemed to have acknowledged the existence of such actual and potential conflicts of interest and, to the extent permitted by applicable law, to have waived any claims with respect to the existence of any conflicts of interest.

The valuations reported by the Investment Fund managers, based upon which the Fund determines its month-end net asset value and the net asset value per Share may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Investment Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the Investment Fund managers or revisions to the net asset value of an Investment Fund or Direct Investment adversely affect the Fund’s net asset value, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount.

Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

Note 8 – Shareholder Servicing Plan

The Fund has adopted a Distribution and Service Plan with respect to Class R and Class D Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class R and Class D Shares. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to a maximum of 0.70% per year on Class R Shares and up to a maximum of 0.25% per year on Class D Shares on an annualized basis of the aggregate net assets of the Fund attributable to each class (the “Distribution and Servicing Fee”) to the Fund’s distributor, UMB Distribution Services, LLC, and/or other qualified recipients. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. Class I Shares are not subject to the Distribution and Servicing Fee. For the year ended March 31, 2024, distribution and service fees incurred are disclosed on the Consolidated Statement of Operations.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2024 (Continued)

Note 9 – Additional Risk Factors

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and others like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 10 – Other agreements

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for administrative and custodian services for the year ended March 31, 2024, are reported on the Consolidated Statement of Operations.

Note 11 – Commitments

As of March 31, 2024, the Fund has $196,799,174 in unfunded commitments to private equity investments.

Note 12 – Capital Share Transactions

The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class I Shares, Class R Shares and Class D Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

The minimum initial investment in Class I Shares by an investor in the Fund is $1,000,000, the minimum initial investment in Class R Shares by an investor is $50,000 and the minimum initial investment in Class D Shares by an investor in the Fund is $50,000. However, the Fund, in its sole discretion, may accept investments below these minimums.

The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly on or about each December 31, March 31, June 30 and September 30.

If the interval between the date of purchase of Shares and the valuation date with respect to the repurchase of such Shares is less than one year, then such repurchase will be subject to a 2% early withdrawal fee payable to the Fund. In determining whether the repurchase of Shares is subject to an early withdrawal fee, the Fund will repurchase those shares held the longest first.

Note 13 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund did not invest in any derivatives during the year ended March 31, 2024.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2024 (Continued)

Note 14 – LIBOR and SOFR Risk

LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates London Interbank Offered Rate (“LIBOR”), announced plans to phase out the use of LIBOR at the end of 2021. Most LIBOR settings are no longer published as of December 31, 2021. Overnight and 12-month U.S. dollar LIBOR settings permanently ceased after publication on June 30, 2021. 1-, 3- and 6-month U.S. dollar LIBOR settings will continue to be published using a synthetic methodology until September 2024. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect the Fund’s or an Investment Fund’s performance or net asset value.

SOFR Risk. The Secured Overnight Financing Rate (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Note 15 – Line of Credit

As of April 29, 2021 the Fund secured a committed, secured line of credit (the “Facility”) with Investec Bank PLC. The Facility has the following terms: (a) an Arrangement Fee of $420,000 constituting one hundred twenty (120) basis points (1.20%) of the aggregate Commitment in effect on the Closing Date, (b) an Administrative Agency Fee of $50,000 per annum, (c) an Extension Fee an amount equal to fifty (50) basis points (0.50%) of the aggregate Commitment then in effect, (d) a commitment amount of $35,000,000, (e) interest rate of applicable LIBOR rate plus 3.25% per annum, and (f) termination date of April 29, 2024. This line of credit was terminated on June 30, 2023. The Fund did not borrow under the line of credit agreement during the period from April 1, 2023 through June 30, 2023.

As of June 30, 2023 the Fund secured a committed, secured line of credit (the “Facility”) with JPMorgan Chase Bank, N.A. All assets are pledged as collateral for the Facility and the Facility has the following terms: (a) Upfront Fees of $600,000 in effect on the Closing Date, (b) a Commitment Fee in an amount equal to one hundred twenty-five (125) basis points (1.25%) of the aggregate undrawn Commitment then in effect, (c) a commitment amount of $75,000,000, (d) interest rate of applicable Adjusted term SOFR rate plus 3.95% per annum, and (e) $20,000,000 has a termination date of June 28, 2024, with the remaining having a termination date of June 30, 2027. For the year ended March 31, 2024, the Fund’s unused line of credit fees incurred are reported on the Consolidated Statement of Operations. The average interest rate, average daily loan balance, maximum outstanding and amount recorded as interest expense for the 276 days the Fund had outstanding borrowings were 9.39%, $55,000,000, $55,000,000, and $4,006,625, respectively.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2024 (Continued)

Note 16 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on the Adviser’s experience, the Fund believes the risk of loss from these arrangements to be remote.

Note 17 – Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s consolidated financial statements.

The Board authorized the Fund to offer to repurchase Shares from Shareholders in an amount up to approximately 5.00% of the net assets of the Fund (or approximately $88,914,006 as of March 31, 2024 with a June 30, 2024), valuation date. Shareholders that desire to tender Shares for repurchase are required to do so by May 31, 2024.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements.

Hamilton Lane Private Assets Fund
Fund Information March 31, 2024 (Unaudited)

The identity of the Trustees and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at (888) 882-8212.

INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS** HELD BY TRUSTEE
Gail Susan Ball Birth Year: 1957 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since January 2022	Executive in Residence and Special Program Director of WE Hatch (since 2020); Managing Partner at Alumni Ventures Group, Chestnut Street Ventures, Social Venture Fund and AVG Women’s Fund (2017 – 2019)	1	CGHK, LLC (since 2019); Silver Lining Finance (since 2019)
Timothy S. Galbraith Birth Year: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since January 2022	Chief Investment Officer and Founder of Innovation Beta (since 2017); Portfolio Manager of Transamerica Multi-Manager Alternative Strategies Portfolio Fund (2016 – 2017)	1	N/A
Jeffrey P. Ladouceur Birth Year: 1970 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Director of SEI Investments (since 2010)	1	N/A
*	Each Trustee serves an indefinite term, until his or her successor is elected.
**

Includes any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

Hamilton Lane Private Assets Fund
Fund Information March 31, 2024 (Unaudited) (Continued)
INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER	OTHER DIRECTORSHIPS** HELD BY TRUSTEE OR OFFICER
Andrew Schardt Birth Year: 1978 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and President	Since Inception	Vice Chairman, Head of Investment Strategy and Head of Direct Equity at Hamilton Lane, L.L.C. (since 2023); Managing Director and Global Head of Direct Credit at Hamilton Lane Advisors, L.L.C. (2008 – 2023)	1	N/A
Brian Charles Gildea Birth Year: 1974 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since May 2023	Managing Director, Head of Evergreen Portfolios at Hamilton Lane Advisors, L.L.C. (since 2009)	1	N/A
Brian Channon*** Birth Year: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since April 2024	Co-Head of Fund Accounting at Hamilton Lane Advisors, L.L.C. (since 2022); Vice President, Fund Controller at Hamilton Lane Advisors, L.L.C. (2018 – 2022)	N/A	N/A
Raymond Jewusiak**** Birth Year: 1986 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Assistant Treasurer	Since April 2024	Fund Controller at Hamilton Lane Advisors, L.L.C. (since 2021); Audit Senior Manager at KPMG LLP (2016 – 2021)	N/A	N/A
Adam B. Shane Birth Year: 1983 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception	Attorney at Hamilton Lane Advisors, L.L.C. (since 2014)	N/A	N/A

Hamilton Lane Private Assets Fund
Fund Information March 31, 2024 (Unaudited) (Continued)
INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER	OTHER DIRECTORSHIPS** HELD BY TRUSTEE OR OFFICER
Allison Callahan Birth Year: 1981 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Assistant Secretary	Since March 2020	Evergreen Fund Operations Vice President at Hamilton Lane, L.L.C. (since 2020); Sales Associate at Coventry (life insurance firm) (January 2020 – November 2020)	N/A	N/A
Kristin Jumper Birth Year: 1984 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Assistant Secretary	Since August 2021

Head of Investment Legal at Hamilton Lane, L.L.C. (since 2024); Head of Legal – Transactions at Hamilton Lane Advisors, L.L.C. (2021 – 2024); Senior Transactions Counsel at Hamilton Lane Advisors, L.L.C. (2017 – 2021)

				N/A	N/A
Gina Ro Birth Year: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Assistant Secretary	Since March 2022	Head of Evergreen Operations at Hamilton Lane Advisors, L.L.C. (since 2021); Fund Controller at Hamilton Lane Advisors, L.L.C. (since 2016)	N/A	N/A
Gerard Scarpati Birth Year: 1955 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Compliance Director at Vigilant Compliance, LLC (since 2010)	N/A	N/A
*	Each Trustee serves an indefinite term, until his or her successor is elected.
**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	Mr. Channon was appointed as Treasurer effective April 1, 2024.
****	Mr. Jewusiak was appointed as Assistant Treasurer effective April 1, 2024.

Hamilton Lane Private Assets Fund
Fund Information March 31, 2024 (Unaudited) (Continued)

Tax Information

Pursuant to IRC 852 (b)(3) of the Code, the Fund hereby designates $6,689,844 as long-term capital gains distributed during the year ended September 30, 2023.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 882-8212 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (888) 882-8212 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov. or without charge and upon request by calling the Fund at (888) 882-8212.

Approval of Investment Management Agreement

At the meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on December 6, 2023, the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), considered the approval of the continuation the Investment Management Agreement (the “Advisory Agreement”) between the Adviser and the Fund.

In advance of the Meeting, the Independent Trustees requested and received materials from the Adviser to assist them in considering the approval of the continuation of the Advisory Agreement. The Independent Trustees reviewed reports from management about the below factors. The Board did not consider any single factor as controlling in determining whether to approve the Advisory Agreement. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the continuation of the Advisory Agreement.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser to the Fund under the Advisory Agreement, including the selection of Fund investments and the implementation of the Fund’s objective and strategies. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser to the Fund, including, among other things, providing office facilities, equipment and personnel. The Board also reviewed and considered the qualifications of the portfolio managers and other key personnel of the Adviser who provide the investment advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well-qualified by education and training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account the Adviser’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided to the Fund was satisfactory.

Hamilton Lane Private Assets Fund
Fund Information March 31, 2024 (Unaudited) (Continued)

Performance

The Board considered the investment performance of the Fund, noting that the Fund had strong, positive performance for the quarter ended September 30, 2023 and since inception period. The Adviser noted that no benchmark index is entirely reflective of the Fund’s unique investment strategy. The Board also considered performance information of the Fund relative to performance information provided for comparable peers identified by the Adviser and within the FUSE Research Network, LLC Report (the “FUSE Report”). The Board concluded, on the basis of the information provided by the Adviser and within the FUSE Report, that the Fund’s performance was within the range of comparable peers identified.

Fees and Expenses

The Board reviewed the advisory fee rate, incentive fee and total expense ratio of the Fund. The Board compared the advisory fee rate, incentive fee and total expense ratio of the Fund with various comparative data provided by the Adviser and within the FUSE Report. The Board noted that the Fund’s advisory fee is based on the Fund’s average daily managed assets and that the Fund’s incentive fee is charged based on realized gains when profits are realized. The Independent Trustees also considered that the Adviser may waive fees and/or reimburse expenses of the Fund pursuant to a contractual expense reimbursement agreement. The Board concluded that the Fund’s advisory fee, incentive fee and total expense ratio were within the range of comparable peers identified and reasonable and satisfactory in light of the services provided.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s investment advisory fee and incentive fee under the Advisory Agreement, which did not include breakpoints. The Board considered the Fund’s advisory fee and concluded that the Fund’s fees were reasonable and satisfactory in light of the services provided. The Board also determined that, given the Fund’s current size, economies of scale were not present at this time.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser from its relationship with the Fund. The Board also reviewed the Adviser’s financial condition. The Board noted that the financial condition of the Adviser appeared stable. The Board determined that the compensation to the Adviser was reasonable and its financial condition was adequate.

Ancillary Benefits and Other Factors

The Board also discussed other benefits to be received by the Adviser from its management of the Fund including, without limitation, the ability to market its advisory services for similar products in the future. The Board noted that the Adviser does not have affiliations with the Fund’s transfer agent, administrator, custodian, or distributor and, therefore, does not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fee was reasonable in light of the fall-out benefits.

General Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the continuation of the Advisory Agreement.

Hamilton Lane Private Assets Fund
Privacy Policy March 31, 2024 (Unaudited)

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   Account balances

•   Account transactions

•   Transaction history

•   Wire transfer instructions

•   Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-877-779-1999

Hamilton Lane Private Assets Fund
Privacy Policy March 31, 2024 (Unaudited) (Continued)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make a wire transfer

•   Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies such as Hamilton Lane Advisors, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

Investment Adviser
Hamilton Lane Advisors, L.L.C.
110 Washington St, Ste. 1300
Conshohocken, PA 19428
www.hamiltonlane.com

Custodian

UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Administrator, Transfer Agent, and Fund Accountant

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor
UMB Distribution Services, LLC
235 W. Galena Street
Milwaukee, WI 53212-3949

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Ave.
Suite 800
Cleveland, OH 44115

ITEM 1.(b) Not Applicable.

ITEM 2.    CODE OF ETHICS.

(a)     Hamilton Lane Private Assets Fund (the “Fund” or the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)    Not applicable.

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)    The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)     Not applicable.

(f)     The Registrant has included with this filing a copy of the Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as Exhibit 13(a)(1).

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $185,000 for 2023 and $410,000 for 2024.

Audit-Related Fees

(b)    The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $2,500 for 2024.

Tax Fees

(c)     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,000 for 2023 and $57,250 for 2024.

All Other Fees

(d)    The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2024.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)    0%

(c)     0%

(d)    0%

(f)     The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)    The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $12,000 for 2023 and $57,250 for 2024.

(h)    The Registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)     Not applicable.

(j)     Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

(a)     Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)    Not Applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Exhibit B

Hamilton Lane Advisors, LLC
PROXY POLICY AND PROCEDURE

INTRODUCTION

Hamilton Lane Advisors, LLC (“Hamilton”) acts as either the advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Hamilton has adopted the following policies and procedures to provide information on Hamilton’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to Hamilton.

GENERAL GUIDELINES

Hamilton’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. Hamilton considers shareholders1 best economic interests over the long term (i.e. addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

Hamilton has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in Hamilton’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, Hamilton typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, Hamilton may conduct research internally and/or use the resources of an independent research consultant. Hamilton may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

Hamilton acknowledges its responsibility to identify material conflicts of interest related to voting proxies. Hamilton’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or trustee positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with Hamilton, any affiliate or any person associated with Hamilton will be considered only to the extent that Hamilton has actual knowledge of such relationships. Hamilton then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and Hamilton’s interests or the interests of a person affiliated with Hamilton on the other, Hamilton will abstain from making a voting decision and will document the decision and reasoning for doing so.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. Hamilton may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate Hamilton to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

Hamilton will not discuss with members of the public how they intend to vote on any particular proxy proposal.

ISS PROXYEDGE

Hamilton has entered into a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to Hamilton’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps Hamilton’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors Hamilton’s incoming ballots, performs ballot-to-account reconciliations with Hamilton and its third party providers to help ensure that ISS is receiving all ballots for which Hamilton has voting rights.

ISS provides two options for how proxy ballots are executed:

1.      Implied Consent: ISS executes ballots on Hamilton’s behalf based on policy guidelines chosen at the time Hamilton entered into the relationship with ISS.

2.      Mandatory Signoff: ISS is not permitted to mark or process any ballot on Hamilton’s behalf without first receiving Hamilton’s specific voting instructions via ProxyExchange.

Hamilton has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” Hamilton has the option however to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds

____________

1        Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, Hamilton will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking2 may apply, Hamilton has instructed ISS not to cast a vote on Hamilton’s behalf unless Hamilton provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Hamilton Lane Private Assets Fund (“HLPAF”)

HLPAF is a “fund of funds” that invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that HLPAF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that HLPAF does receive such notices or proxies and ICAF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by HLPAF lies with Hamilton as HLPAF’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

HLPAF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the Hamilton Merger Arbitrage Fund, the Funds for which Hamilton is presently either an advisor are managed by multiple internal and external portfolio management teams. As is noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a Hamilton portfolio manager only.

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve months immediately prior to the Fund’s year-end, no later than sixty (60) days following the Fund’s year-end. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this report, the biographies of certain of Hamilton Lane Advisors, L.L.C.’s (the “Adviser” or “Hamilton Lane”) investment professionals having day-to-day portfolio management responsibility to the Fund (the “Portfolio Managers”) are below:

Brian Gildea | Head of Evergreen Portfolios

Brian is a Managing Director and Head of Evergreen Portfolios. He is a member of the Investment Committee, Responsible Investment Committee and Evergreen Portfolio Committee. Brian has more than 25 years of private markets investment experience, spanning private markets asset classes and strategies. Brian joined Hamilton Lane in 2009, and previously served as Head of Investments, responsible for oversight and management of all global investment activities, and, prior to that, as Global Head of Co-Investments.

Prior to joining Hamilton Lane, he was a General Partner at Bear Stearns Merchant Banking, and prior to that, at Freeman Spogli & Co. Brian began his career as a Financial Analyst in the Mergers & Acquisitions Group at Salomon Brothers Inc.

He received a B.S. in Business Administration from Georgetown University. Brian serves as Vice Chairman of the Board of Philadelphia Financial Scholars.

____________

2        Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to Vivaldi’s custodian banks. Vivaldi generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

Richard Hope | Co-Head of Investments

Richard is the Co-Head of Investments and Head of Europe, the Middle East and Africa (EMEA). In his role as Co-Head of Investments, he has broad leadership and management responsibilities across the global investment platform. He also heads the London office and sits on the Portfolio Management Group Committee and Evergreen Portfolio Committee. Richard serves as a member of the Investment Committee and represents Hamilton Lane on several fund advisory boards.

Prior to joining Hamilton Lane in 2011, Richard worked as a Director with Alliance Trust Equity Partners, where he helped establish a private equity fund investment business together with making a number of direct investments. Previously, Richard worked in the U.K. at Noble Group, where he was responsible for making and managing venture and growth capital investments.

Richard received his B.Com. from University of Edinburgh.

Andrew Schardt | Vice Chairman, Head of Investment Strategy, Co-Head of Direct Equity

Drew is a Vice Chairman, Head of Investment Strategy and Co-Head of Direct Equity Investments at Hamilton Lane. As Vice Chairman and Head of Investment Strategy, he is responsible for implementing executive-level initiatives while maintaining broader leadership responsibilities across the firm’s global investment platform. In his role as Co-Head of Direct Equity Investments, Drew oversees the entirety of the direct equity platform, including strategy implementation, broader team management and all associated investment activities. Drew has held a number of senior investment roles during his time at the firm, most recently as Co-Head of Investments and Co-Head of Direct Credit. He is a member of the Investment Committee as well as the Executive Committee.

Prior to joining Hamilton Lane in 2008, Drew focused on principal investing and advisory activities while at TCG Advisors, an Aerospace & Defense-focused merchant bank. Previously, he held positions with Holberg, Inc., a diversified private holding company, and began his career in investment banking at Banc of America Securities.

Drew received an M.B.A from the Fuqua School of Business at Duke University and a B.S. in Economics from Cornell University.

Tom Kerr | Co-Head of Investments, Head of Secondary Investments

Tom is a Managing Director, Head of Secondaries, and Co-Head of Investments. He is responsible for direction and oversight of the Secondary Investment platform and is a member of the Investment Committee. In this capacity, Tom is active in secondary deal sourcing and execution. In addition, Tom is a member of the Portfolio Strategic Group, which is responsible for directing the firm’s strategic investment approach.

Tom began his career at Hamilton Lane in 1999 and most recently was a member of the Fund Investment & Managed Soultions Team, where he was responsible for due diligence of primary fund investment opportunities. Prior to this, Tom was responsible for the coordination and management of the firm’s client relationship activities. Prior to joining Hamilton Lane, Tom spent two years at BISYS Plan Services, where he was responsible for the investment activities of institutional defined benefit plans.

Tom received an M.B.A. from Saint Joseph’s University and a B.S. in Finance from Rider University.

Jackie Rantanen | Head of Investor Solutions

Jackie is Head of Investor Solutions within our Evergreen Portfolio Management team, where she is responsible for leading the investor solutions function with a focus on the continued expansion of our growing retail platform. Jackie also serves as a member of the Investment, Responsible Investment and Executive Committees.

Jackie began her career with Hamilton Lane on the Fund Investment & Managed Solutions team. She has held roles in Relationship Management, Public Relations, Marketing teams, and previously led the global Product team. Prior to joining Hamilton Lane in 1997, Jackie was a Corporate Finance Analyst for Comcast Corporation. Previously, she was a member of the Chemical Division’s Financial Analysis Department for Sunoco, Inc.

Jackie received an M.B.A. from Villanova University and a B.S. from Drexel University.

Mario Giannini | Executive Co-Chairman

Mario is Executive Co-Chairman and a member of the HLNE Board of Directors. He also serves on various Investment Committees.

Mario served as Hamilton Lane’s CEO for 22 years, responsible for the firm’s strategic direction, management structure and process. He played a significant role in providing client services to the firm’s numerous clients and in marketing the firm’s products and services.

He received a B.A. from California State University, Northridge, an LL.M. from the University of Virginia and a J.D. from Boston College.

Stephen Brennan | Head of Private Wealth Solutions

Steve is a Managing Director and Head of Private Wealth Solutions, leading the firm’s efforts to provide both evergreen and traditional private markets solutions to the growing Private Wealth channel. In this capacity he sets the strategic direction and oversees all aspects of the Private Wealth Solutions business.

Previously, Steve held numerous leadership roles in Hamilton Lane’s institutional business including Global Head of Business Development. Steve serves as a member of the firm’s Investment Committee and Evergreen Portfolio Committee. Prior to joining Hamilton Lane in 2002, Steve held relationship management and investment support roles at Goldman Sachs (GSAM) and BNY Mellon.

Steve received an M.B.A. from Fordham University and a B.B.A. from Loyola University Maryland.

Bryan Jenkins | Co-Head of Portfolio Management Group

Bryan is a Managing Director and Co-Head of the Portfolio Management Group, where he oversees portfolio strategy, quantitative research, risk assessment, and the development of Hamilton Lane’s proprietary data and analytics. Bryan chairs the Portfolio Management Committee and is a member of the firm’s Evergreen Portfolio Committee. He is also a member of the BVCA’s Research Advisory Group.

Bryan began his career at Hamilton Lane in 2012 and has previously held roles on the firm’s Research and Private Markets Analytics teams.

Bryan received a B.S. in Computer Engineering from Drexel University.

Juan Delgado-Moreira, PhD, CFA | Co-Chief Executive Officer

Juan is Co-Chief Executive Officer based in the Hong Kong office. In this role, he oversees the firm’s global sales efforts and client service organization. He also serves on the firm’s Investment Committees as well as the Board of Directors.

Previously, Juan was a Vice Chairman responsible for Asian investment activities and client relationships. Prior to joining Hamilton Lane in 2005, Juan was an Investment Manager at Baring Private Equity Partners Ltd. in London, where he focused on mid-market private equity in Europe. Previously, Juan held senior research positions at U.K. institutions such as the University of Essex and was a lecturer and Fulbright Scholar at Stanford University. Juan began his career as an analyst in Madrid at the SEPI (formerly known as lnstituto Nacional de Industria).

Juan received a Ph.D. in Research Methods and Statistics and a B.A. in Political Science and Sociology from the Universidad Complutense de Madrid, Spain. He is a Chartered Financial Analyst and a member of the CFA Institute.

Erik Hirsch | Co-Chief Executive Officer

Erik is Co-Chief Executive Officer. In this role, he is responsible for the firm’s strategic direction and operations. Erik serves on the firm’s Investment Committees as well as the Board of Directors.

On behalf of Hamilton Lane, Erik is a board member of Novata, a public benefit corporation designed to collect, analyze, benchmark and report relevant ESG data on behalf of private companies. Hamilton Lane is a founding partner of Novata.

Additionally, Erik serves as a strategic advisor to Tifin, a platform that conceives, creates and operates fintech companies in the areas of wealth management, investments and personal finance. Hamilton Lane is a strategic investor in Tifin.

Erik is a frequently quoted expert on the private equity industry, both in the print and broadcast media, and is a regular lecturer at the Wharton Business School of the University of Pennsylvania.

Previously, Erik was the Vice Chairman of Hamilton Lane. In this role, he led all strategic and technology initiatives. Prior to joining Hamilton Lane in 1999, Erik was a corporate investment banker in the Mergers & Acquisitions department of Brown Brothers Harriman & Co. He began his career as a municipal financial consultant with Public Financial Management (PFM). At PFM, Erik specialized in asset securitization, sport stadium financings and strategic consulting.

Erik is a trustee of the University of Virginia’s College Foundation, a board member of University of Virginia’s Center for Politics and serves on the board of the Philadelphia 76ers Youth Foundation.

Brent Burnett | Head of Infrastructure and Real Assets

Brent is a Managing Director and Head of Infrastructure and Real Assets, based in the Portland office, where he is an Investment Committee member and leads investment activities across real estate, infrastructure and natural resources.

Prior to joining Hamilton Lane, Brent was a Managing Director and Principal of Real Asset Portfolio Management LLC. Brent joined Real Asset Portfolio Management LLC in 2012 to focus on energy, infrastructure and minerals and mining, with a secondary focus on real estate investments. Brent co-led the sale of Real Asset Portfolio Management to Hamilton Lane in 2017 and continues to focus on the non-real estate sectors of real assets across primary funds, secondaries and direct equity opportunities for Hamilton Lane’s clients and managed accounts. Prior to joining RAPM, Brent worked at R.V. Kuhns & Associates. Prior to joining RVK, Brent worked in the Development and Investment group of Trammell Crow Company and as an Associate on FLAG Capital Management’s Real Assets investment funds. Brent began his career as a management consultant for the Monitor Group.

Brent received a B.S. in Accounting and a B.A. in Economics from Brigham Young University.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Manager(s)
(As of March 31, 2024)

Name	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Mario Giannini	Zero Accounts	24 accounts, $4,535,416,888	38 accounts, $11,377,520,202	Zero accounts	59 accounts, $25,084,556,354	10 accounts, $2,400,268,282
Brian Gildea	Zero accounts	27 accounts, $5,284,207,191	41 accounts, $12,288,530,303	Zero accounts	80 accounts, $35,372,475,213	14 accounts, $3,395,402,423
Richard Hope	Zero accounts	5 accounts, $585,000,000	6 accounts, $2,561,010,101	Zero accounts	29 accounts, $17,656,714,054	3 accounts, $845,134,141
Andrew Schardt	Zero accounts	2 account, $240,505,051	Zero accounts	Zero accounts	8 accounts, $1,994,482,736	Zero accounts
Thomas Kerr	Zero accounts	7 accounts, $825,505,051	6 accounts, $2,561,010,101	Zero accounts	37 accounts, $19,651,196,790	3 accounts, $845,134,141
Jacqueline Rantanen	Zero accounts	17 accounts, $3,709,911,837	32 accounts, $8,816,510,101	Zero accounts	23 accounts, $5,719,985,827	7 accounts, $1,555,134,141
Stephen Brennan	Zero accounts	17 accounts, $3,709,911,837	32 accounts, $8,816,510,101	Zero accounts	23 accounts, $5,719,985,827	7 accounts, $1,555,134,141
Bryan Jenkins	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Zero accounts	Zero accounts
Juan Delgado-Moreira(2)	Zero accounts	24 accounts, $5,199,207,191	37 accounts, $10,203,530,303	Zero accounts	72 accounts, $33,274,999,657	14 accounts, $3,395,402,423
Erik Hirsch(2)	Zero accounts	25 accounts, $4,784,207,191	39 accounts, $11,812,520,202	Zero accounts	60 accounts, $20,099,862,978	11 accounts, $2,550,268,282
Brent Burnett(2)	Zero accounts	20 accounts $3,794,911,837	36 accounts, $10,901,510,101	Zero accounts	32 accounts, $8,104,087,646	7 accounts, $1,555,134,141

(1) As of March 31, 2024. Investing amounts are determined based upon accounts of currently investing capital overseen by the investment committees that the above referenced portfolio managers are a member of. Other Pooled Investments include Commingled Funds and Fund of One accounts. Other Accounts include separately managed accounts.

(2) The information provided for Messrs. Delgado-Moreira, Hirsch and Burnett is as of March 31, 2024.

The figures noted above represent the current commitment amounts of discretionary accounts overseen by the various Hamilton Lane Investment Committees of which the above noted individuals are members. This does not include the value of accounts that are no longer making investments/not in their investment period.

Conflicts of Interest

The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager

As of March 31, 2024, a competitive base salary and a performance-based bonus structure are in place for all team members. Portfolio Managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity. In addition, certain employees of the Adviser also receive carried interest from certain of the Adviser’s clients.

(a)(4) Disclosure of Securities Ownership

Investment Committee Ownership of Securities in the Fund

Name of Investment Committee Member	Dollar Range of Securities Beneficially Owned by Investment Committee Team Member (As of March 31, 2024)
Mario Giannini	Over $1,000,000
Brian Gildea	Over $1,000,000
Richard Hope	None
Andrew Schardt	$100,001-$500,000
Thomas Kerr	$500,001-$1,000,000
Jacqueline Rantanen	None
Stephen Brennan	Over $1,000,000
Bryan Jenkins	None
Juan Delgado-Moreira	None
Erik Hirsch	Over $1,000,000
Brent Burnett	None

(b)    Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)     Not applicable.

(b)    Not applicable.

ITEM 13.  EXHIBITS.

(a)(1)	Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Hamilton Lane Private Assets Fund
By (Signature and Title)*	/s/ Andrew Schardt
Andrew Schardt, President
(Principal Executive Officer)
Date	June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Andrew Schardt
Andrew Schardt, President
(Principal Executive Officer)
Date	June 7, 2024
By (Signature and Title)*	/s/ Brian Channon
Brian Channon, Treasurer
(Principal Financial Officer)
Date	June 7, 2024

____________

*        Print the name and title of each signing officer under his or her signature.